"[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION
            HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT












                                 TeleWest Group

                          General Purchasing Agreement








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                                TABLE OF CONTENTS
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

1 INTRODUCTION................................................................................................1

1.1. DEFINITIONS..............................................................................................1

2. GENERAL TERMS AND CONDITIONS...............................................................................3

2.1. TERM.....................................................................................................3
2.2. TERMINATION OF AGREEMENT FOR CONVENIENCE.................................................................3
2.3 CANCELLATION OF AGREEMENT FOR DEFAULT.....................................................................4
2.4. ORDER(S) ACCEPTANCE, MODIFICATION AND TERMINATION........................................................5
2.5. ORDER(S).................................................................................................6
2.6. REPORTS..................................................................................................6
2.7 INVOICES AND PAYMENTS.....................................................................................6
2.8 FINANCING.................................................................................................7
2.9 PRICE PROTECTION..........................................................................................7
2.10 TAXES....................................................................................................8
2.11 RECORDS..................................................................................................8
2.12. ACCEPTANCE..............................................................................................8
2.13 WARRANTIES:..............................................................................................9
2.14 HAZARDOUS MATERIALS AND SUBSTANCES......................................................................11
2.15 CONFIDENTIAL INFORMATION................................................................................11
2.16 INDEPENDENT CONTRACTOR..................................................................................12
2.17 INDEMNITY...............................................................................................13
2.18 PATENT, TRADEMARK, COPYRIGHT OR TRADE SECRET INDEMNIFICATION............................................13
2.19 INSURANCE...............................................................................................14
2.20 MANUALS AND DOCUMENTATION:..............................................................................15
2.21 COMPATIBILITY INFORMATION...............................................................................15
2.22 RIGHTS TO INVENTIONS, DISCOVERIES AND OTHER DEVELOPED INFORMATION.......................................15
2.23 PATENT LICENSES.........................................................................................16
2.24 RIGHT TO INSPECT........................................................................................16
2.25 RIGHT OF ACCESS.........................................................................................16
2.26 TRANSPORTATION AND SHIPPING.............................................................................16
2.27 DELIVERY................................................................................................16
2.28 DAMAGE TO PROPERTY......................................................................................16
2.29 SUBCONTRACTORS..........................................................................................17
2.30 ADVERTISING.............................................................................................17
2.31 PLANT AND WORK RULES....................................................................................17
2.32 FORCE MAJEURE...........................................................................................17
2.33 SETOFF..................................................................................................17
2.34 TIME IS OF ESSENCE......................................................................................17
2.35 ASSIGNMENT..............................................................................................18
2.36 USE NOT ACCEPTANCE......................................................................................18
2.37 WAIVER..................................................................................................18
2.38 COMPLIANCE WITH LAWS....................................................................................18
2.39 GOVERNING LAW...........................................................................................18
2.40 SEVERAL LIABILITY.......................................................................................18
2.41 NON-EXCLUSIVE AGREEMENT.................................................................................19
2.42 LIMITATION OF LIABILITY.................................................................................19
2.43 RE-EXPORT...............................................................................................19
2.44 REMEDIES CUMULATIVE.....................................................................................20
2.45 AMENDMENTS..............................................................................................20
2.46 SURVIVAL................................................................................................20
2.47 BUSINESS CONDUCT........................................................................................20
2.48 NOTICES.................................................................................................20

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3 ACQUISITION OF PRODUCT(S)..................................................................................22

3.1 DETAILED ORDER(S) ACKNOWLEDGEMENT........................................................................22
3.2 QUALITY ASSURANCE AND INSPECTION.........................................................................22
3.3 SPECIFICATIONS...........................................................................................22
3.4 TITLE....................................................................................................23
3.5 RISK OF LOSS.............................................................................................23
3.6 FUTURE AVAILABILITY OF REPAIRS, REPLACEMENT PARTS, AND MAINTENANCE NOT COVERED UNDER WARRANTY............23
3.7 TECHNICAL SUPPORT........................................................................................24
3.8 MARKING..................................................................................................24
3.9 ENGINEERING SERVICES.....................................................................................24
3.10 INSTALLATIONS SERVICES..................................................................................24
3.11 TRAINING................................................................................................25
3.12 SOFTWARE................................................................................................25
3.13 SPECIAL TECHNICAL SERVICES..............................................................................27
3.14 ENTIRE AGREEMENT........................................................................................27
3.15 SIGNATURES..............................................................................................28

EXHIBIT A CUSTOMERS..........................................................................................32

A1 PARTNERSHIPS AND REGISTERED ADDRESSES TABLE...............................................................32

EXHIBIT B FAULT CLASSIFICATIONS..............................................................................33

B1 FAULT PRIORITY CLASSIFICATIONS............................................................................33
   B1.1 System problems are assigned one of five priority levels as follows..................................33
B2 SERVICE CONDITIONS AND RESOLUTION OBJECTIVES..............................................................33
   B2.1 E1 Degradation and/or Outage.........................................................................33
     B2.1.1 System Faults....................................................................................33
     B2.1.2 Resolution Objective:............................................................................33
   B2.2 E2 Potential Degradation and/or Outage:..............................................................33
   B2.3 S1 Service Affecting:................................................................................34
     B2.3.1 System Faults....................................................................................34
     B2.3.2 Resolution Objective.............................................................................34
   B2.4 S2 Intermittently Service Affecting..................................................................34
     B2.4.1 System Faults....................................................................................34
     B2.4.2 Resolution Objective.............................................................................35
   B2.5 NS Non-Service Affecting Conditions..................................................................35
     B2.5.1 System Faults....................................................................................35
     B2.5.2 Resolution Objective.............................................................................35

EXHIBIT C SWITCH PURCHASES...................................................................................36

C1 SCOPE.....................................................................................................36
C2 DEFINITIONS...............................................................................................36
C3 SUPPLIER'S OFFER..........................................................................................37
C4 PRICES AND DISCOUNTS......................................................................................37
C5 REMOTE CONCENTRATOR UNITS.................................................................................38
C6 INVOICING AND PAYMENT.....................................................................................39
C7 PURCHASE OBJECTIVES.......................................................................................40
C8 DELIVERY..................................................................................................41
C9 TECHNOLOGY OBSOLESCENCE...................................................................................41
C10 BELL NORTHERN RESEARCH RATIONALIZED INSTRUCTION SET COMPUTING PROCESSOR..................................41
C11 CABLEPHONE...............................................................................................41
C12 CABINETIZED LINE CONCENTRATOR EQUIPMENT RETROFIT.........................................................42
C13 DIGITAL ACCESS SIGNALLING SYSTEM II......................................................................42
C14 SUPPORT OF E1 LINKS......................................................................................42
C15 SPARES...................................................................................................42
C16 SUBSCRIBER PULSE METERING STRATEGY.......................................................................42
C17 SIGNAL SWITCHING POINT FUNCTIONALITY.....................................................................42
C18 [CONFIDENTIAL PORTION OMITTED]...........................................................................42

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C19 EMERGENCY REPLACEMENT....................................................................................42
C20 INITIAL SUPPORT..........................................................................................43
C21 GENERIC SOFTWARE.........................................................................................43
C22 PLANNING INFORMATION.....................................................................................44
C23 QUALITY..................................................................................................45
C24 TRAINING.................................................................................................45
C25 MARKETING................................................................................................46
C26 CONFIGURATION AND PRICING SYSTEM.........................................................................46
C27 ONGOING SUPPORT..........................................................................................46
C28 INTERVALS AND SCHEDULES..................................................................................46
C29 ONGOING SUPPORT FOR SOFTWARE RELEASES AFTER WARRANTY.....................................................47
C30 REPORTS..................................................................................................47
C31 ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH..................................................47
C32 INSTALLATION.............................................................................................47

EXHIBIT C APPENDIX I.........................................................................................49

CI-1 SUPPLIER'S OFFER........................................................................................49

EXHIBIT C APPENDIX II........................................................................................50

CII-1 PRICE PER LINE.........................................................................................50
CII-2 TECHNICAL SUPPORT SERVICES TABLE.......................................................................57
CII-3 REPAIR & RETURN TABLE..................................................................................58

EXHIBIT C APPENDIX III.......................................................................................59

CIII-1 PRICE LIST TABLE......................................................................................59
CIII-2 UNIT PRICE LIST TABLE FOR NON-DISCOUNTABLE ITEMS......................................................71

EXHIBIT C APPENDIX IV........................................................................................72

CIV-1 TYPICAL DELIVERY SEQUENCE..............................................................................72
CIV-2 NT -- TELEWEST DMS 100 GENERIC PLAN.....................................................................76

[THIS PAGE INTENTIONALLY LEFT BLANK].........................................................................77


EXHIBIT D NETWORK OPERATION SUPPORT SYSTEM PURCHASES.........................................................78

D1 SCOPE.....................................................................................................79
D2 DEFINITIONS...............................................................................................79
D3 SUPPLIER'S OFFER..........................................................................................79
D4 IMPLEMENTATION SCHEDULE...................................................................................79
D5 NOS SYSTEM INTEGRATION....................................................................................80
D6 SWITCH MONITORING ANALYSIS SYSTEM DESCRIPTION.............................................................80
     D6.1 Customer Requirements..............................................................................80
   D6.2 Switching NOS Interface To Users.....................................................................80
   D6.3 Switching NOS Flexibility............................................................................80
   D6.4 Switching NOS Operations And Maintenance.............................................................80
   D6.5 Switching NOS Fault Tolerance........................................................................81
   D6.6 Switching NOS Interface Standards....................................................................81
   D6.7 Switching NOS Recovery Plan..........................................................................81
   D6.8 Switching NOS Communication Breakdown................................................................81
   D6.9 Switching NOS Overload Handling......................................................................81
   D6.10 Switching NOS Trouble Ticket Administration.........................................................82
   D6.11 Switching NOS Performance Measurement...............................................................82
   D6.12 Switching NOS On-Line Help/Documentation............................................................82
   D6.13 Switching NOS On-Line System Security...............................................................82
   D6.14 Additional items which need to be provided are:.....................................................82
D7 TRAFFIC DATA COLLECTION DESCRIPTION.......................................................................82
   D7.1 Interface to Users...................................................................................82
   D7.2 Operation and Maintenance............................................................................83
   D7.3 Interface Standards..................................................................................83


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   D7.4 Recovery Plan........................................................................................83
   D7.5 Performance Measurement..............................................................................83
   D7.6 On-Line Help/Documentation...........................................................................83
   D7.7 System Security......................................................................................83
   D7.8 Additional items which need to be provided are:......................................................83
D8 SERVICE ORDER PROCESSING SYSTEM DESCRIPTION...............................................................83
   D8.1 Interface to Other Associated Systems................................................................83
   D8.2 Operation and Maintenance............................................................................84
   D8.3 Interface Standards..................................................................................84
   D8.4 Recovery Plan........................................................................................84
   D8.5 Performance Measurement..............................................................................84
   D8.6 System Security......................................................................................84
   D8.7 Additional items which need to be provided are:......................................................84
D9 INTERCONNECT (ACCESS) BILLING SYSTEM (INCLUDING BILLING DATA COLLECTION AND DISTRIBUTION).................84
   D9.1 Interface to Other Associated Systems................................................................84
   D9.2 Operation and Maintenance............................................................................84
   D9.3 Interface Standards..................................................................................84
   D9.4 Recovery Plan........................................................................................85
   D9.5 Performance Measurement..............................................................................85
   D9.6 System Security......................................................................................85
   D9.7 Additional items which need to be provided are:......................................................85
D10 SUMMARY OF NOC SYSTEMS...................................................................................85
   D10.1 NOC Operational Support Systems.....................................................................85
   D10.2 Network Operations Support Systems Schematic........................................................86
D11 PRICE ASSUMPTIONS........................................................................................86
   D11.1 TeleWest OS System Assumptions......................................................................86
   D11.2 Introduction........................................................................................86
   D11.3 Assumptions.........................................................................................86
   D11.4 References..........................................................................................86

EXHIBIT D APPENDIX I.........................................................................................87

DI-1 NOS PURCHASES, PRICING..................................................................................87
DI-2.1. INTRODUCTIONS AND REFERENCES.........................................................................87
   DI-2.1.1 Introduction.....................................................................................87
   DI-2.1.2 Participants.....................................................................................87
   DI-2.1.3 TeleWest Business Position.......................................................................87
DI- 2.2 STATEMENT OF REQUIREMENTS............................................................................87
   DI-2.2.1 Timescales.......................................................................................87
   DI-2.2.2 Scale............................................................................................87
   DI-2.2.3. Volumes.........................................................................................87
   DI- 2.2.4. Polling Windows................................................................................88
   DI- 2.2.5. Input Communications...........................................................................88
   DI- 2.2.6. Output Communications..........................................................................88
   DI- 2.2.7. Transformation.................................................................................88
   DI- 2.2.8 Rating/Tariffs..................................................................................88
   DI- 2.2.9. Resilience.....................................................................................88
   DI- 2.2.10. Enquiry.......................................................................................88
   DI- 2.2.11. Alarms........................................................................................88
   DI- 2.2.12. Error correction..............................................................................89
   DI- 2.2.13. MMI...........................................................................................89
   DI- 2.2.14. Reports.......................................................................................89
   DI- 2.2.15. Audit.........................................................................................89
   DI- 2.2.16. Disaster Stand-by.............................................................................89
   DI- 2.2.17. Summary Diagram...............................................................................89
DI-2.3 KEY ASSUMPTIONS.......................................................................................89
DI-2.4 MAXIMUM BUDGETARY PRICE...............................................................................89
DI- 2.5  ICL COPYRIGHT.......................................................................................89
DI-3 INTENTIONALLY LEFT BLANK................................................................................90

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DI-4 INTELICOM SYSTEM........................................................................................90
   DI-4.1 Interconnect Accounting............................................................................90
   DI-4.2 Network Provisioning...............................................................................91
   DI-4.3 Introduction.......................................................................................91
   DI-4.4 Overview...........................................................................................91
     DI-4.4.1 Interconnect Accounting........................................................................91
     DI-4.4.2 Network Provisioning...........................................................................91
   DI-4.5 Qualifications.....................................................................................91
   DI-4.6 Services...........................................................................................92
   DI-4.7 Assumptions........................................................................................92
   DI-4.8 Pricing............................................................................................92
DI-5 PRISM SYSTEMS...........................................................................................92
DI-6 TELEWEST NETWORK SUPPORT SYSTEMS........................................................................92
   DI-6.1 Switch Monitoring and Analysis System..............................................................92
   DI-6.2 Traffic Data Collection System.....................................................................92
   DI-6.3 Service Order Processing System....................................................................93
   DI-6.4 Interconnect (Access) Billing......................................................................93
DI-7 SWITCHING SYSTEM DESCRIPTION............................................................................93
   DI-7.1 Interface to Users.................................................................................93
   DI-7.2 Flexibility........................................................................................93
   DI-7.3 Operations and Maintenance.........................................................................93
   DI-7.4 Fault Tolerance....................................................................................93
   DI-7.5 Interface Standards................................................................................93
   DI-7.6 Recovery Plan......................................................................................93
   DI-7.7 Communication Breakdown............................................................................93
   DI-7.8 Overload Handling..................................................................................94
   DI-7.9 Trouble Ticket Administration......................................................................94
   DI-7.10 Performance Measurement...........................................................................94
   DI-7.11 On-line Help/Documentation........................................................................94
   DI-7.12 System Security...................................................................................94
   DI-7.13 Additional items which need to be provided are:...................................................94
DI-8 TRAFFIC DATA COLLECTION DESCRIPTION.....................................................................94
   DI-8.1 Interface to Users.................................................................................94
   DI-8.2 Operation and Maintenance..........................................................................95
   DI-8.3 Interface Standards................................................................................95
   DI-8.4 Recovery Plan......................................................................................95
   DI-8.5 Performance Measurement............................................................................95
   DI-8.6 On-Line Help/Documentation.........................................................................95
   DI-8.7 System Security....................................................................................95
   DI-8.8 Additional items which need to be provided are:....................................................95
DI-9 NOC OPERATIONAL SUPPORT SYSTEMS.........................................................................95

EXHIBIT E FINANCING..........................................................................................96


Letter of Modification.........................................................................................
                      100

Appendix 1            Maximum Aggregate Purchases to be Financed............................................104
Appendix 2            Lease Purchase Agreement for Telewest Partnerships....................................105
Appendix 3            Lease Purchase Agreement for Windsor Television.......................................131
Appendix 4            Lease Purchase Agreement for Cable London and Birmingham..............................157

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1    Introduction

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and Northern Telecom Europe Limited, having its registered office at IB Portland Place, London, W1N 3AA acting through its Public Switching Division at Meridian House, 134 Bridge Road, Maidenhead, Berks SL6 8DJ ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

1.1. Definitions

The terms defined in this Clause shall have the meanings set forth below whenever they appear in this Agreement, unless (a) the context in which they are used clearly requires a different meaning; or (b) a different definition is described for a particular Clause or provision:

 1.1.1 "Acceptance" means Customer's written acknowledgement that Purchases (defined herein), procured hereunder conform to the Specifications and the requirements of the applicable Order(s) (defined herein). Acceptance is further described in the Clause entitled "Acceptance".

 1.1.2  "Acceptance Date" means the date that Customer acknowledges Acceptance.

 1.1.3 "Acceptance Period" means that time during which Customer determines if Purchases conform to the Specifications and the requirements of the applicable Order(s). Unless otherwise agreed, that time period will be:

    1.1.3.1For Product(s) (defined herein) and Software (defined herein), not installed by Supplier, four weeks after receipt; and

    1.1.3.2For Product(s) (defined herein) and Software (defined herein), installed by Supplier, four weeks after the actual date of the completion of Installation Services (defined herein); and

    1.1.3.3For Services (defined herein), four weeks after the actual date of completion of the Services.

        If Purchases fail to conform during such time periods described in this Clause, the Acceptance Period shall advance until either: a) Purchases have successfully met Acceptance, or b) Customer cancels the applicable Order(s).

 1.1.4."Agreement" means this written contract between Customer and Supplier covering the Purchases together with attached exhibits, any Order(s), and amendments to this Agreement issued in accordance with the Clause entitled "Amendments".

 1.1.5."Commencement Date" means the date stated in any applicable Order(s) on which Services are to begin.

 1.1.6."Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken by TeleWest Communications Group Limited ("TeleWest") as its representative.

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 1.1.7."Customer" means the companies and partnerships listed under Exhibit A.
        Customer reserves the right to add and delete companies and partnerships to Exhibit A as Customers, in accordance with the Clause entitled "Amendments".

 1.1.8."Deliver" ("Delivery") means Customer's receipt of Purchases at the location specified in any applicable Order(s). If Customer specifies the common carrier to be used, "Delivery" means receipt of Product(s) and Software by the common carrier.

 1.1.9."Delivery Date" means the date stated in any applicable Order(s) by which Purchases are required to be Delivered.

 1.1.10."Documentation" means information whether tangible or intangible, such as: Specifications, user manuals, test data, flow charts, data file listings, loading and unloading procedures, machine configuration information, programs, routines, subroutines, or related information necessary for the engineering, installation, operation, and maintenance of Purchases.

 1.1.11."Engineering Services" means those Services that include analysing, planning, designing, pricing, detailing, drafting, creating specifications, ordering and otherwise technically describing or specifying Product(s) as Ordered.

 1.1.12."Installation Services" means those Services that include constructing, erecting, placing, moving, modifying, unpacking, connecting, wiring, cabling, inspecting and testing Product(s) and/or Software or performing similar work as ordered.

 1.1.13."Order(s)" means a written or electronic offer by a single Customer for Purchases which shall be deemed to incorporate all the provisions of this Agreement.

 1.1.14."Maintenance Services" means those preventive, remedial and similar services performed by Supplier for a specified period of time for a specific application.

 1.1.15."Product(s)" means those goods, supplies, materials, articles, items, parts, components, assemblies, incidental associated Software and incidental related Services described herein.

 1.1.16.    "Purchases" means all Product(s), Software and
        Services described herein.

 1.1.17."Services" means the work to be performed by Supplier under this Agreement, including the supplying of any deliverables incidental to the Services.

 1.1.18."Shipment Date" means the date stated in any applicable Order(s) by which Product(s) and Software are to be shipped.

 1.1.19."Software" means a set of logical instructions and tables of information which guide the functioning of a processor, whether or not associated with Product(s), for which Supplier has the right to grant licenses or sub licenses to Customer. "Software" includes all related Documentation.

 1.1.20."Specifications" means criteria, technical or otherwise, in any medium, for Purchases, which are referenced in or made part of this Agreement or any Order(s) and/or Proposals and documents clearly supporting Supplier's proposals such as descriptions, prototypes, models, performance requirements, drawings and pictures relating to the Purchases.

 1.1.21."Training Services" means those Services that include instructing, teaching, qualifying, or certifying Customer's or others' employees or providing other related services.


2.   General Terms And Conditions

This Section sets forth the general terms and conditions under which Customer may procure Purchases through issuance of Order(s).

The terms and conditions of this Section shall control unless modified by subsequent Clauses of this Agreement or any Order(s).

2.1. Term

This Agreement shall commence on 31 January 1993, and expire on 30 January 1998. The parties may extend the term or any subsequent term by executing a separate written agreement of extension prior to the expiration of the term.

2.2. Termination of Agreement for Convenience

 2.2.1 Customer shall, in addition to its rights to cancel this Agreement for default, have the right to terminate this Agreement in whole or in part for its convenience at any time by giving Supplier at least thirty (30) days written notice of termination specifying the extent to which the Agreement is terminated and the date upon which such termination becomes effective.

 2.2.2 After receiving notice of termination under Clause 2.2.1 and except as otherwise directed by Customer, Supplier shall:

   2.2.2.1 Stop work under the Agreement on the date and to the extent specified; and

   2.2.2.2 Place no further orders with its suppliers, except as may be necessary for completing such portions of the Agreement as have not been terminated; and

   2.2.2.3 Terminate all Orders with its suppliers to the extent that they may relate to portions of the Agreement terminated; and

   2.2.2.4 Take such action as may be necessary or as Customer may direct to protect and preserve Purchases which are in Supplier's possession and in which Customer has or may acquire an interest.

 2.2.3 At the time of termination and to the extent of the termination, the parties shall be released from any and all obligations under this Agreement provided that Supplier shall be paid for Purchases which have met Acceptance prior to the date of termination and any costs identified pursuant to Clause 2.4.4 less any amounts previously prepaid. If for Services, development of Software, or any other portion of Purchases, Supplier's fee has been specified on the basis of a definite sum for the completion of Services, Software development, or other portion of Purchases, the sum payable upon termination shall be based upon the percent of Services, Software development, or other portion of Purchases, satisfactorily completed to the Specifications. Supplier agrees that a termination under this Clause shall not constitute a breach of or default under this Agreement by Customer and that the payments to Supplier as provided in this Clause shall constitute full payment of all claims by Supplier against Customer arising from a termination for convenience.

 2.2.4 Except to the extent of expenses incurred pursuant to Clause 2.4.4, Customer shall not be liable to Supplier for expenses, damages or losses of any kind arising from a termination under this Clause 2.2 including incidental and consequential damages, loss, anticipated profit, or unabsorbed indirect costs or overheads or any other losses or claims whatsoever on account of or arising out of termination for convenience except in respect of death or personal injury caused by Customer's negligence.

 2.2.5 Except as set forth above, termination shall not affect either Customer's or Supplier's pre-termination obligations hereunder and shall be without prejudice to enforcement of any undischarged obligations existing at the time of termination.

 2.2.6 Termination of the Agreement pursuant to this Clause 2.2 shall not affect the Lease Purchase Agreement detailed in Exhibit E, which shall survive the expiration, termination or cancellation of this Agreement.

2.3  Cancellation of Agreement for Default

 2.3.1 Should either party at any time (1) become insolvent or unable to pay its debts when they are due, make any arrangement or compromise with its creditors, have appointed, or be the subject of any notice of the intended appointment of a receiver or manager, become the subject of a voluntary or compulsory liquidation (other than for the purpose of a solvent reconstruction arrangement), be made the subject of any administration order or of any proposal under Part I of the Insolvency Act 1986 for a composition in satisfaction of its debts, have a petition presented for its winding-up or administration, or do or become subject to the occurrence of any event analogous to or having the effect of the foregoing events, or (2) materially fail or refuse to diligently fulfil its obligations hereunder or to perform any other requirement of this Agreement and/or any Order(s) and not cure such failure within thirty
        (30) days after written notice thereof from the non-defaulting party, the non-defaulting party shall have the right, at its election and without prejudice to any other rights or remedies, to cancel this Agreement and/or any Order(s), in whole or in part. Such other rights and/or remedies shall include the ability to interrupt or suspend Delivery.

 2.3.2 If Customer cancels any Order(s) for default under such Order(s) it shall retain any Product(s) and/ or Software already received and Accepted under such Order(s), provided that Customer shall pay for Product(s) and Software retained. Supplier shall refund to Customer amounts previously paid for returned Product(s) and/or Software which have not been Accepted under such Order and shall bear all expenses for their removal and return.

 2.3.3 Subject to the provisions of Clause 2.4.1 if Customer cancels this Agreement and/or any Order(s) under Clause 2.3.1 it may recover from Supplier all reasonable loss, damage, and expense incurred by Customer as a direct result of Supplier's default, or deduct the amount thereof from any monies due or to become due to Supplier. Supplier shall be obligated for the payment of any deficiency that may remain after such deduction.

 2.3.4  If Supplier cancels this Agreement and/or any Order(s) under Clause
        2.3.1 it may recover from Customer reasonable loss, damage, expenses incurred by Supplier as a direct result of Customer's default. Customer shall not be liable for incidental, consequential or indirect damages, including but not limited to lost profits.

2.4. Order(s) Acceptance, Modification and Termination

 2.4.1 Written acceptance or performance, in whole or in part, shall constitute Supplier's acceptance of the Order(s). Acceptance of the Order(s) binds the parties to honour all dates, amounts and other requirements of the Order(s). Supplier agrees to accept all Orders which comply with the terms and conditions of this Agreement. Supplier shall have no obligation to accept an Order that contains a delivery interval shorter than that specified by Supplier as its standard delivery intervals as defined herein.

 2.4.2 If Supplier is unable to accept the Order(s) as received, Supplier shall provide Customer with a notice of non-acceptance within fifteen (15) days of receipt of the Order(s). The notice shall state the modifications necessary to make it acceptable. The proposed modifications shall not be binding on either party until accepted by Customer in writing.

 2.4.3 Customer may modify or terminate Order(s), in whole or in part, at any time prior to Supplier's acceptance, or Customer's acceptance of a modified order, with no liability.

 2.4.4 Customer may at any time subsequent to Supplier's acceptance, terminate Order(s) in whole or in part, for its convenience, upon giving written notice specifying the effective date. Upon receipt of said notice, Supplier shall as it relates to such termination:

   2.4.4.1 Immediately cease performance of such Order(s);

     2.4.4.1.1 Place no further Order specific subcontracts;

     2.4.4.1.2 Identify all Products and Software assigned to the Order which is not usable by Supplier's other customers within one hundred twenty
             (120) days;

     2.4.4.1.3 Review Order specific subcontractor claims with Customer prior to settlement of such claims; and

     2.4.4.1.4 If requested by Customer complete performance of the work not terminated at the prices and fees as specified in the Order .

   2.4.4.2 Within sixty (60) days after said notice, or such other period approved by Customer, Supplier shall submit a written proposal to Customer for settlement. The proposal shall identify or explain:

     2.4.4.2.1 Prices and fees for Services performed by Supplier prior to the effective date of termination;

     2.4.4.2.2 Products and Software identified pursuant to Clause 2.4.4.1.2, its condition and Supplier's prices and fees for such Products and Software; and

     2.4.4.2.3 Subcontracts settled by Supplier in conjunction with Clause
             2.4.4.1.3 as they relate to the termination and applicable termination charges.

   2.4.4.3 The proposal shall include reasonable back-up documentation to support each proposal item and shall be consistent with Supplier's prices and fees associated with such terminated Order.

   2.4.4.4 Supplier shall be entitled to prices and fees specified in Clause
           2.4.4.2.1 and 2.4.4.2.2 in relation to the terminated work as set forth in the applicable Order.

   2.4.4.5 The amount shall be further reduced by any amounts for Product referred to in Clause 2.4.4.1.2 and which is either returned to stock or sold for scrap.

2.5. Order(s)

 2.5.1  All Order(s) shall be in writing and signed by Customer

 2.5.2 When provisions of any Order(s) conflict with or supplement this Agreement, provisions of the Order(s) which are not pre-printed or otherwise in standard form shall take precedence. This Agreement shall take precedence over pre-printed provisions of any Order(s).

 2.5.3 Warranties or representations made in writing by Supplier under any Order(s) or in contemplation of any Order(s), shall be binding upon Supplier, for purposes of those Order(s).

2.6. Reports

 2.6.1 Supplier shall provide Consortium at the end of each calendar quarter with an Order(s) and Shipment Report, mailed to the Telecommunications Products Contract Manager at TeleWest Communications Group Limited, Unit 1 Genesis Business Park, Woking, Surrey GU21 5RW, containing the following information:

   2.6.1.1 Supplier's name (including Division, if applicable) and address; and

   2.6.1.2 Time period covered; and

   2.6.1.3 A description, by name and part numbers of Product(s) and Software shipped, including quantity Ordered, quantity shipped, and the ship-to location; and

   2.6.1.4 A description of Services performed; and

   2.6.1.5 The value of each shipment of Product(s) or Software and Services performed; and

   2.6.1.6 The total value (i.e. summary) of Product(s) and Software shipped and Services performed during the report period.

2.7  Invoices and Payments

 2.7.1 Subject to Clause 2.8, Supplier shall issue invoices pursuant to this Clause 2.7.1:

   2.7.1.1 For Products and Software being installed and Services being performed by Supplier, Supplier shall issue an invoice for [CONFIDENTIAL PORTION OMITTED] of the price of the Products, Software and Services specified under the Order upon Delivery. An invoice for the remaining [CONFIDENTIAL PORTION OMITTED] of the price of the Products, Software and Services specified under the Order shall be issued upon Acceptance. Customer shall pay invoices within the month following receipt of such invoices. However, should any non-conformances be outstanding and Customer provisionally accepts a plan of action for the correction of such non-conformances, then Customer shall have the right to withhold an agreed value until all such non-conformances have been completed or rectified; or

   2.7.1.2 For Products and/or Software being installed by Customer, correct and undisputed invoices for the Products and/or Software shall be paid within the month following receipt of both Product and/or Software and the invoice; or

   2.7.1.3 For Services, Supplier's correct and undisputed invoice shall be paid within the month following both completion of Services and receipt of the invoice.

        United Kingdom Value Added Tax (VAT) is to be stated separately. Each invoice shall specify whether it is partial or final. No term or condition of any invoice shall be binding upon Customer.

 2.7.2 Customer is not required to pay invoiced amounts in dispute until such dispute is resolved. Once the dispute is resolved the invoice shall be paid within the month following such resolution.

 2.7.3 Unless otherwise agreed, credits owed to Customer may be applied against amounts owed to Supplier, or at Customer's request will be paid within the month following such request.

 2.7.4 Payment whether by finance of otherwise shall not be considered Acceptance of non conforming Purchases.

 2.7.5 Except as provided under Clause 2.3.1, Supplier shall provide Product(s), Software and Services without interruption in the event of disputes concerning payment or other provisions of this Agreement.

2.8  Financing

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [CONFIDENTIAL PORTION OMITTED] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited, which shall be entered into by Supplier and each Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.

2.9  Price Protection

 2.9.1 Unless otherwise agreed, for Orders issued within a period of two (2) years after the effective date of the term under Clause 2.1 of this Agreement, the prices, rates, charges or fees for Purchases shall be Supplier's published prices, rates, charges or fees in effect on the effective date of this Agreement, less discounts set forth in the Exhibits to this Agreement, subject to the Shipment Date or the Commencement Date being not more than the Supplier's standard delivery interval for such Purchases.

 2.9.2  Thereafter, Supplier shall notify Consortium in writing at least ninety
        (90) days in advance of the effective date of any increase. Such increase requests must be accompanied by full explanation and backup documents in a form acceptable to Consortium. Increases shall not occur more frequently than once every twelve (12) months and not increase by more than the following formula:

                              P2 = P1[1 + [M2 - M1 / M1]]

   LEGEND:

   P2    = Maximum allowable price increase.

   P1    = Base prices for the first price change shall be those negotiated in the Agreement. After the first price increase the resultant price will be the base price.

   M1    = The Index for Telegraph and Telephone Equipment and Apparatus,
           Table 18.3, SIC 34 "Electrical and Electronic Engineering" (1980 Division Class or Group), reported by the Central Statistical Office of the United Kingdom for the average of the twelve months (January - December) comprising the base year.

   M2    = The Index for Telegraph and Telephone equipment and Apparatus, SIC
           34 "Electrical and Electronic Engineering" (1980 Division Class or Group), reported by the Central Statistical Office of the United Kingdom for the average of the twelve months (January-December) comprising the year of adjustment.

        Averages for the calculation will start the first year of the Agreement and annually thereafter. Price increases, if any, will be applied beginning 31 January of the year following the calculation.

 2.9.3 If Supplier's published prices, rates, charges or fees on the Shipment Date of Product(s), and/or Software and/or the Commencement Date for Services are less than any prices, rates, charges or fees set forth in the Order(s) or elsewhere, Customer shall have the benefit of the lesser prices, rates, charges or fees. Supplier shall notify Customer in writing of the effective date of any increase.

2.10 Taxes

Value added tax and all other taxes designed, designated, levied or based on the prices, rates, charges or fees or on this Agreement or the Purchases provided hereunder shall be added to the invoice and paid by Customer. Import duties and similar costs are the responsibility of the Supplier and are included in the prices stated under this Agreement.

2.11 Records

Supplier shall maintain complete and accurate records of all amounts invoiced to and payments made by Customer hereunder in accordance with recognised accounting practices for a period of four (4) years from the date of final payment for Purchases. Upon request, Customer and its authorised agents and representatives shall have access to such records for purposes of audit .

2.12.     Acceptance

Customer may perform tests during the Acceptance Period to assure that Purchases or any part thereof conform to Specifications and the requirements of the Order(s). Should Purchases or any part thereof fail to conform, Customer may reject the applicable Purchases.

2.12.1 If the non-conforming Purchases were not installed by Supplier, Supplier shall at no cost to Customer: (1) correct any non conformance; or (2) supply replacements for the applicable Purchases.

2.12.2 If, within a reasonable time such correction or replacement fails to make Purchases conforming, Customer may cancel the applicable Order(s) and Supplier shall refund to Customer amounts paid for returned Purchases and reimburse Customer for any costs incurred in returning Purchases to Supplier.

2.12.3 If non-conforming Purchases were installed by Supplier, Supplier shall at no cost to Customer: (1) correct any non conformance; or (2) replace the applicable Purchases with equivalent Purchases that meet Specifications and the requirements of the Order(s).

2.12.4 If, within a reasonable time such correction or replacement fails to make Purchases conforming, Customer may cancel the applicable Order(s) and Supplier shall refund to Customer amounts paid for such Purchases. Supplier shall remove the non conforming Purchases or reimburse Customer for all costs of removing and returning such Purchases to Supplier.

The selection of any of these options shall be at the sole discretion of Customer and shall be accomplished in a time frame suitable to Customer. The repaired or replaced Purchases shall be subject to this Clause. Supplier shall have no obligation to repair or replace Product(s), Software and/or Services which have been abused, improperly used, improperly stored, improperly installed or altered by Customer.

2.13 Warranties:

 2.13.1 Supplier warrants that it has title, free of all liens and encumbrances, to all Product(s) that are sold, leased or licensed to Customer. For Software, Supplier warrants that it has the right to grant to Customer the licenses granted hereunder.

 2.13.2 Supplier's warranty shall be for a period of three (3) years from Acceptance Date. Supplier warrants and it is a requirement of any Order, that all:

        2.13.2.1 Product(s) and Software shall be free from material defects, shall conform strictly to all Specifications, statements of work, or other requirements in this Agreement and any Order; and

        2.13.2.2 Services shall be executed with reasonable care and skill by properly qualified and experienced personnel, shall be free from defects in performance, shall conform strictly to all Specifications, statements of work or other requirements in this Agreement and the Order; and

       such Products, Software and/or Services shall comply in all respects with any statutory rule or regulation which may be in force at the time of Delivery.

 2.13.3 If Supplier is not the manufacturer or licensor, Supplier shall obtain the same warranty as specified herein from the manufacturer or licensor and the complete warranty will pass to Customer. Supplier shall assist and cooperate with Customer in making claims under such warranty. If Supplier is a distributor of Product(s) and Software, Supplier shall process such claims.

 2.13.4 The warranties will not be affected by removal, relocation, or resale of Product(s) or the removal and relocation of Software. However, Supplier should be advised of such removal, relocation, or resale of Product(s) or the removal and relocation of Software and be allowed an adequate time to respond with advice on procedures to be followed and any adverse consequences of the proposed action.

  2.13.5 The warranty period applicable to any repaired or replaced parts shall be six (6) months from the Delivery Date of same to Customer or the unexpired balance of the warranty period applicable to the repaired or replaced Purchases, whichever is the longer.

  2.13.6 Warranties shall survive inspection, Acceptance and payment and shall run to Customer, successors in interest and assigns, as stated in clause 2.35.

  2.13.7 Supplier shall, at no expense to Customer, promptly correct any failure to fulfil the above warranties which may appear at any time during the warranty period, provided that Customer notifies Supplier of such failure during the warranty period.

                   2.13.7.1 Nonconforming Product(s), Software and Services shall be either corrected on-site or returned to Supplier for correction, at Supplier's expense. Customer agrees to be reasonable in requiring on-site corrections.

                   2.13.7.2 If the nonconforming Product(s), Software and Services have not been corrected within:

                         2.13.7.2.1 Twenty four (24) hours of Supplier's notification of an E1 or E2 failure as defined in Exhibit B entitled "Fault Classification" attached hereto and by this reference incorporated into this Agreement; or

                         2.13.7.2.2     Seven (7) days of Supplier's
                                        notification of an S1 or S2 failure as
                                        defined in Exhibit B.

                                 Customer may then issue Supplier a written cure notice, requesting Supplier to provide facts bearing on its failure to perform and Supplier's plan to correct such failure to perform.

                    2.13.7.3 Supplier shall respond to such Customer's notification within:

                         2.13.7.3.1 One (1) hour from receipt of such notice for an E1 or E2 failure; or

                         2.13.7.3.2 Seven (7) days from receipt of such notice for an S1 or S2 failure.

                                 Supplier's reply shall state the reasons for the failure, an action plan to complete performance and a revised schedule.

                    2.13.7.4     If Supplier's reply under Clause 2.12.7.3 is:

                         2.13.7.4.1 Accepted by Customer, Supplier shall proceed immediately with performance of the action plan. In the event Supplier again fails to perform, Customer may cancel this Agreement or the Order for default. In the event of such cancellation, Supplier shall reimburse Customer amounts previously paid for returned Product(s) and Software furnished by Supplier, less Customer's depreciation, and shall bear all reasonable expenses for its removal and return to Supplier; or

                         2.13.7.4.2 Not acceptable to Customer, then Supplier shall provide a revised plan of action to Customer within;

                             2.13.7.4.2.1   Twenty  four (24) hours of
                                            Customer's notification for E1 or E2
                                            failures; or

                             2.13.7.4.2.2   Three (3) days of Customer's
                                            notification for S1 or S2 failures.

                                        In the event Supplier's revised plan of
                                        action is rejected by Customer, then
                                        Customer may cancel this Agreement or
                                        the Order for default. In the event of
                                        such cancellation, Supplier shall
                                        reimburse Customer amounts previously
                                        paid for returned Product(s) and
                                        Software furnished by Supplier, less
                                        Customer's depreciation, and shall bear
                                        all reasonable expenses for its removal
                                        and return to Supplier.

  2.13.8 Supplier shall have no obligation to repair or replace Product(s), Software and/or Services which have been abused, improperly used, improperly stored, improperly installed or altered by Customer.

  2.13.9 The warranties and remedies set forth above constitute the only warranties of Supplier with respect to Purchases and the only remedies of Customer in the event such warranties are breached. They are in lieu of all other oral, statutory, express or implied warranties.

2.14     HAZARDOUS MATERIALS AND SUBSTANCES

  2.14.1 Hazardous materials and substances provided by Supplier hereunder shall be shipped and packaged in accordance with the laws of England.

  2.14.2 Supplier shall indemnify and hold Customer harmless in accordance with the Clause entitled "Indemnity" for any liability or claim that may be sustained by reason of Supplier's failure to comply with any rules, regulations, or laws governing hazardous materials and/or substances.

2.15     CONFIDENTIAL INFORMATION

  2.15.1 As used herein, "Confidential Information" shall mean any technical or business information furnished, in whatever form or medium, or disclosed by one party to the other (including, but not limited to, Product(s)/Services Specifications, prototypes, computer programs, models, drawings, marketing plans, financial data and personnel statistics), which is marked as confidential or proprietary; or for information which is orally disclosed, the disclosing party clearly indicates to the receiving party at the time of disclosure the confidential or proprietary nature of the information and confirms the confidential or proprietary nature in writing within thirty (30) days after the disclosure. Any third party information furnished or disclosed and marked as or stated to be confidential or proprietary shall be deemed Confidential Information and shall be subject to the terms and conditions herein.

  2.15.2 Customer does not wish to receive the Confidential Information of Supplier, and Supplier agrees that it will first provide or disclose information which is not confidential. Only to the extent that Customer requests Confidential Information from Supplier will Supplier furnish or disclose Confidential Information.

  2.15.3 For three (3) years from the disclosure or furnishing of Confidential Information, the receiving party agrees to hold such Confidential Information in strictest confidence and shall use same solely for the purposes of this Agreement unless otherwise authorised in writing by the disclosing party. The receiving party shall not copy such Confidential Information without express written permission. The receiving party shall not disclose such Confidential Information to anyone (including consultants and subcontractors) except employees of the receiving party to whom disclosure is necessary for the purposes set forth in this Agreement. The receiving party shall appropriately notify each such employee that the disclosure is made in confidence and must be kept in confidence in accordance with this Agreement. In the event that it is necessary for the purposes of this Agreement to disclose Confidential Information to independent contractors or other agents, the receiving party may do so after first obtaining a written confidentiality agreement containing terms no less restrictive than the terms in this Clause. The obligations set forth herein shall be satisfied by each party through the exercise of the same degree of care used to restrict disclosure and use of its own information of like importance.

  2.15.4 All copies of such Confidential Information in written, graphic or other tangible form shall be returned to the disclosing party upon expiration, termination or cancellation of this Agreement or upon the disclosing party's request.

  2.15.5 The obligations imposed in this Clause shall not apply to any information that:

       2.15.5.1 Is already in the possession of or is independently developed by the receiving party, or;

       2.15.5.2 Is or becomes publicly available through no fault of the receiving party; or

       2.15.5.3 Is obtained by the receiving party from a third person who is under no obligation of confidence to the party whose Confidential Information is disclosed; or

       2.15.5.4      Is disclosed without restriction by the disclosing party.

  2.15.6 The requirements of use and confidentiality set forth herein shall survive the expiration, termination or cancellation of this Agreement.

2.16     INDEPENDENT CONTRACTOR

Supplier hereby declares and agrees that it is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Customer; that the persons performing Services hereunder are not agents or employees of Customer; that Supplier has and hereby retains the right to exercise full control of and supervision over the performance of Supplier's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that Supplier shall be solely responsible for all matters relating to the payment of such employees including, without limiting the generality of the foregoing, national insurance contributions, PAYE and other income tax payments and sick pay; that Supplier shall comply with all rules and regulations, including those relating to health and safety, relating to their employment; and that Supplier shall be responsible for its own acts and those of Supplier's employees, agents and sub-contractors during the performance of Supplier's obligations under this Agreement.

2.17     INDEMNITY

  2.17.1 The Supplier shall indemnify and hold harmless Customer against any liability, loss, claim and/or proceedings whatsoever in respect of personal injury to and/or death of any person howsoever arising pursuant to this Agreement due to any negligent act or omission of the Supplier, its owners, holding company(s), associated companies, subsidiaries, agents, successors in interest and employees.

  2.17.2 The Customer shall indemnify and hold harmless Supplier against any liability, loss, claim and/or proceedings whatsoever in respect of personal injury to and/or death of any person howsoever arising pursuant to this Agreement due to any negligent act or omission of Customer, its owners, holding company(s), associated companies, subsidiaries, successors in interest, agents and employees.

2.18     PATENT, TRADEMARK, COPYRIGHT OR TRADE SECRET INDEMNIFICATION

  2.18.1 Should Customer be notified by a third party that Supplier's Products, Software and/or Services are infringing on a patent, trademark, copyright, trade secret, service marks, design rights or other proprietary rights relating to Purchases, Customer agrees to promptly advise Supplier of such notification. Supplier shall indemnify and hold harmless Customer, its owners, holding company(s), associated companies, subsidiaries, agents and employees from and against all liabilities that may result by reason of any infringement or claim of infringement of any patent, trademark, copyright, trade secret, service marks, design rights or other proprietary rights relating to Purchases. Supplier will defend and/or settle at its own expense any action brought against Customer to the extent that it is based on a claim that Purchases infringe any patent, trademark, copyright, trade secret or other proprietary right. Subject to Clause 2.17.2, Customer agrees that Supplier shall have the sole conduct of the defence to any claim or action in respect of an infringement of any patent, trademark, copyright, trade secret, service marks, design rights or other proprietary rights relating to Purchases. Further, Customer agrees that it will:

       2.18.1.1 Not admit liability or otherwise attempt to settle or compromise the said claim or action except upon the express instructions of the Supplier; and

       2.18.1.2 At Supplier's cost and expense act in accordance with the reasonable instructions of Supplier and give to Supplier such assistance as it shall reasonably require in respect of the conduct of the said defence including without prejudice to the generality of the foregoing the filing of all pleadings and other court process and the provision of all relevant documents.

               This indemnity shall not extend to an infringement resulting from Customer's alteration or misuse of the Purchases.

  2.18.2 If a preliminary or final judgement shall be obtained against Customer's use of any Purchases or any part thereof by reason of alleged infringement, or if in Supplier's opinion, such Purchases or any part thereof are likely to become subject to a claim for infringement, Supplier shall, at its expense and option and without any effect or waiver of any right Customer may possess at either law or equity, either:

       2.18.2.1 Procure for Customer the right to continue using such Purchases or any part thereof; or

       2.18.2.2 Replace or modify Purchases or any part thereof so that it becomes non-infringing but only if the modification or replacement does not adversely affect the Customer's rights or ability to use as specified herein.

       If neither of those options is reasonably possible, Supplier shall refund to Customer an appropriate pro rata portion of amounts paid pursuant to this Agreement and reimburse Customer for reasonable expenses of removal and replacement.

2.19     INSURANCE

  2.19.1 Supplier shall at all times during the term of this Agreement, at its own cost and expense, carry and maintain:

       2.19.1.1 Employers' Liability insurance with limits of not less than One Hundred Thousand Dollars ($100,000 [US]) for each accident;

       2.19.1.2 Comprehensive general liability insurance with a broad form endorsement which includes, but is not limited to, coverage for products liability, personal injury, broad form property damage, coverage for completed operations, and contractual liability, with respect to the liability assumed by Supplier hereunder. Limits shall be not less than Five Million Dollars ($5,000,000.00 [US]) combined single limit for each occurrence;

       2.19.1.3 Comprehensive automobile liability insurance as required under the Road Traffic Acts covering the use and maintenance of owned, not-owned, hired and rented vehicles with limits of not less than One Million Dollars ($1,000,000.00 [(US]) combined single limit coverage for each occurrence; and

       2.19.1.4 Umbrella liability insurance which includes, but is not limited to, coverage for products liability, personal injury, broad form property damage, coverage for completed operations, and contractual liability, with respect to the liability assumed by Supplier hereunder with limits of at least Five Million Dollars ($5,000,000.00 [US]) for each occurrence.

               Supplier shall keep itself insured against its usual insurable liability under this Agreement and any Order and in respect of any Purchases and without prejudice to the generality of the foregoing against Supplier's liabilities.

  2.19.2 The requirements of this Agreement as to insurance to be maintained by Supplier shall not in any manner limit or qualify the liabilities and obligations of Supplier or in any way modify Supplier's obligations to indemnify the Customer.

  2.19.3 Upon request, Supplier shall forward to Customer certificates of such insurance issued by the insuring carrier or carriers. The certificate(s) shall provide that (1) Customer (and its participating subsidiaries) shall be named as an additional insured(s) on all policies (except Employer's Liability), as their interest may appear with respect to this Agreement; (2) thirty (30) days prior written notice of cancellation of, or material change or exclusions in the policy to which certificate(s) relate shall be given to Customer; and (3) coverage is primary and not in excess of, or contributory with, any other valid and collectible insurance purchased or maintained by Customer. Supplier shall not commence any work hereunder until the obligations of Supplier with respect to insurance have been fulfilled. The fulfilment of such obligations, however, shall not otherwise relieve Supplier of any liability assumed hereunder or in any way modify Supplier's obligations to indemnify Customer.

  2.19.4 Supplier shall require its subcontractors who may enter upon Customer's premises to maintain insurance as described above.

2.20     MANUALS AND DOCUMENTATION:

  2.20.1 Upon request, Supplier shall provide at no additional charge to Consortium, two (2) complete sets of current manuals and Documentation under this Agreement for each Purchase by any Customer to:

                  TeleWest Communications Group Ltd.
                  Attn.: Documentation Administrator
                  Materials Management Department
                  Unit 1, Genesis Business Park
                  Woking, Surrey RG12 5RW
                  United Kingdom

  2.20.2 With every site specific Order Supplier shall deliver two (2) sets of Order specific manuals and one (1) set of Order specific Documentation at no additional charge to Customer.

  2.20.3 Manuals and Documentation will describe in detail the engineering, installation, maintenance, repair and operation of Product(s), Software and/or products or software resulting from Services.

  2.20.4 For all Purchases, Supplier shall, at no additional charge, provide all future updates, revisions and corrections of manuals and Documentation.

  2.20.5 Customer shall, at no additional charge, have the right to make incidental copies of sections of manuals and Documentation for the purpose of engineering, installing, maintaining, repairing and operating Purchases. All such reproductions shall include the copyright or similar proprietary notices. No right is granted to Customer to reproduce in bulk entire manuals nor to reproduce information designated as confidential without first receiving express written permission.

2.21     COMPATIBILITY INFORMATION

  2.21.1 Upon request by Customer during the term of this Agreement or within three (3) years following its termination, cancellation or expiration, Supplier shall provide Customer with those interface specifications that are generally available to Supplier's other customers describing the electrical, functional, physical and Software interfaces of Purchases. Upon Customer's request, Supplier shall provide such data and information to other suppliers and Public Telephone Operators (PTO) with whose products Customer requires Supplier's Product(s), Software and/or Services to interface.

  2.21.2 Compatibility information which is proprietary and confidential shall be treated in accordance with the Clause entitled "Confidential Information".

2.22     RIGHTS TO INVENTIONS, DISCOVERIES AND OTHER DEVELOPED INFORMATION

In the course of or as a result of providing Product(s), Software and/or Services under this Agreement or any Order(s), inventions, discoveries or improvements or proprietary and secret concepts, methods, techniques, processes, adaptations, ideas, specifications, business and technical information, computer or other apparatus programs, and other ideas, knowledge or data ("Intellectual Property") whether written or not, may be originated, discovered or developed by the parties. Such Intellectual Property originated, discovered or developed by employees of Supplier shall belong to Supplier, and such Intellectual Property originated, discovered or developed by employees of Customer shall belong to Customer. The Intellectual Property originated, discovered or developed jointly by employees of both parties shall belong jointly to both; provided, however, that each party shall give the other a royalty free, irrevocable, non-exclusive, world-wide license to use such Intellectual Property. Each shall sign all papers and perform all acts which may be necessary, desirable or convenient to the other at its own expense, to file and prosecute applications for patents on such Intellectual Property and to maintain patents granted thereon. Each shall acquire from its employees, consultants, representatives or agents who perform the work such assignments, rights and covenants to ensure that the other shall receive the rights provided for in this Clause. Each shall assist the other in executing any other applicable documents showing ownership.

2.23     PATENT LICENSES

No licenses, express or implied, under any patents, copyrights, service marks, design rights or trademarks are hereby granted by any party to any other party.

2.24     RIGHT TO INSPECT

Customer may inspect Services performed by Supplier in progress or completed whether such Services are performed on Customer's premises or elsewhere. The inspection or failure to inspect shall not be construed by Supplier as Acceptance, or as a waiver of any Customer rights hereunder.

2.25     RIGHT OF ACCESS

Customer shall permit Supplier access to Customer's and others' facilities in connection with the performance of Services. Supplier shall assure that only trustworthy employees are allowed to enter Customer's and others' facilities. Supplier shall give Customer reasonable advance notice when access to Customer's or others' facilities is required. At Customer's request, Supplier shall furnish a personnel sheet containing the employee name, address, telephone number, job duties, key assignment and any other information Customer deems necessary to safeguard its property and operations.

2.26     TRANSPORTATION AND SHIPPING

  2.26.1 Unless Supplier's published price includes freight charges, Customer shall bear transportation charges which shall be prepaid by Supplier. Unless otherwise agreed, transportation charges shall be limited to actual common carrier charges which shall be stated separately on the invoice for Purchases.

  2.26.2 At Customer's option Customer may specify freight classifications for the Purchases in its Order(s).

2.27     DELIVERY

Supplier shall Deliver Purchases in time to meet the Delivery Date.

2.28     DAMAGE TO PROPERTY

Supplier shall immediately notify Customer and third party owners of real or tangible personal property of any loss of or damage to such property caused by Supplier. Supplier shall take precautions and necessary measures to prevent further damage, and at Customer's option and direction, Supplier shall replace or temporarily repair such property. Subject to Clause 2.42, at Customer's or third party owner's option and direction, Supplier shall restore or replace Customer's or others' property to its original condition, place such property in operational condition, or bear the cost of such restoration or replacement.

2.29     SUBCONTRACTORS

Supplier shall obtain Customer's written consent prior to subcontracting any Services hereunder. Such consent shall not unreasonably be withheld or delayed. Such requirement shall not apply to purchases of standard commercial supplies or raw materials incidental to the Services.

2.30     ADVERTISING

No identification of Customer or Consortium, references to Customer or third parties or references to Customer's or Consortium's names, marks, codes, drawings or Specifications will be used in any of Supplier's advertising or promotional efforts in reference to providing Product(s), Software and/or Services hereunder without Customer's or Consortium's, as applicable, prior written permission.

2.31     PLANT AND WORK RULES

Supplier and Customer, while on the premises of the other, shall comply with all plant rules and regulations including, where required by governmental regulation, submission of satisfactory clearance from the appropriate governmental authorities. Supplier shall become familiar with Customer's or others' procedures for Delivery, receipt and storage of Purchases.

2.32     FORCE MAJEURE

Neither party shall be liable for any failure or delay in performing its obligations hereunder to the extent that such failure or delay was caused by an event beyond the reasonable control of that party. Such events will include but not be limited to, fire, accidents, war, riots, strikes, lockouts, labour difficulties, Acts of God, or acts of civil or military authority. In the event that either party shall be prevented from material performance of its obligations hereunder for a period of more than sixty (60) days the other party shall have the right to terminate the Order.

2.33     SETOFF

All claims for money due or to become due from Customer under this Agreement shall be subject to deduction or setoff by Customer by reason of any counterclaim arising out of this or any other transaction with Supplier.

2.34     TIME IS OF ESSENCE

  2.34.1 Time of Acceptance of the Products, Software and Services is of the essence. Failure of the Supplier to achieve Acceptance by the date specified in the Order shall cause the commencement of the liquidated damages specified in Clause 2.34.2.

  2.34.2 When Supplier is furnishing Products, Software and/or providing Services hereunder, Supplier's Product, Software and/or Services shall meet Acceptance by the Acceptance Date agreed between the parties under the Order. In the event Supplier's Products, Software and Services fail to meet Acceptance by the Acceptance Date agreed between the parties under the Order, for causes or events other than those described in Clause 2.32 of the Agreement entitled "Force Majeure" and/or delays attributable to Customer, then Customer's remedy will be:

       2.34.2.1 [CONFIDENTIAL PORTION OMITTED] of the net value of the Order for [CONFIDENTIAL PORTION OMITTED] Supplier's Products, Software and Services fail to meet Acceptance beyond the Acceptance Date agreed between the parties under the Order; and

       2.34.2.2 [CONFIDENTIAL PORTION OMITTED] of the net value of the Order for [CONFIDENTIAL PORTION OMITTED] and beyond that Supplier's Products, Software and Services fail to meet Acceptance beyond the Acceptance Date agreed between the parties under the Order.

               The Supplier's maximum liability for liquidated damages under this Clause 2.34 shall not exceed [CONFIDENTIAL PORTION OMITTED] of the net value of the Order. Such sum shall be in full and final satisfaction of the Supplier's liability for delay under such Order.

2.35     ASSIGNMENT

Any assignment or delegation of the rights or obligations hereunder, in whole or in part, or any other interest hereunder, without Customer's written consent, shall be void; except that an assignment confined solely to monies due or to become due shall be void only to the extent that it attempts to impose upon Customer obligations to the assignee additional to the payment of such monies, or to preclude Customer from dealing solely and directly with Supplier in all matters pertaining hereto, including the negotiation of amendments or settlements of amounts due. Customer reserves the right to assign this Agreement to any holding company(s), subsidiary of holding company(s), subsidiary, associated company, or successor in interest of Customer or any person(s) controlling or controlled by any of the foregoing or to any person(s) directly or indirectly under common control with Customer, providing same is capable of discharging the financial obligations of Customer expressed herein.

2.36     USE NOT ACCEPTANCE

Unless used for profit and/or revenue purposes, Customer's use of Products, Software and Services shall not constitute Acceptance.

2.37     WAIVER

Either party's failure to insist on performance of any of the terms or conditions herein or to exercise any right or privilege, or either party's waiver of any breach hereunder shall not be construed to be a waiver, or waive any other terms, conditions, or privileges, whether of the same or similar type.

2.38     COMPLIANCE WITH LAWS

Supplier shall obtain and maintain at its own expense all permits and licenses required by law with respect to any Purchases, and shall give all notices, pay all fees and comply with all laws, ordinances, rules and regulations relating to its performance obligations specified herein.

2.39     GOVERNING LAW

This Agreement shall be governed by and construed in all respects in accordance with the laws of England and the parties hereby submit to the non-exclusive jurisdiction of the English courts.

2.40     SEVERAL LIABILITY

The term Customer as used herein may be applicable to one or more parties and their rights, obligations and liabilities shall be several, not joint. Each individual Customer under Exhibit A shall be entitled, by written notice to Supplier, to designate TeleWest as procurement agent and administrator on its behalf under this Agreement, which designation shall authorise TeleWest to place Orders, deliver acknowledgements of Acceptance, give notices and take any or all other actions hereunder on Customer's behalf; provided, however, that no such actions shall subject TeleWest to any liability to Supplier, whether for Customer's obligations hereunder or otherwise, except where TeleWest is the Customer. With respect to the Supplier's obligations when the term Consortium is used herein, such obligation shall be construed as a singular obligation to all Customers as opposed to several obligations to each Customer.

2.41     NON-EXCLUSIVE AGREEMENT

It is expressly understood and agreed that this Agreement does not grant to Supplier any exclusive privileges or rights and Customer may contract with other suppliers for the procurement of comparable products and/or software and/or services. Customer makes no guarantee or commitment for any minimum or maximum amount of Purchases to be purchased hereunder.

2.42     LIMITATION OF LIABILITY

Notwithstanding any other provision of this Agreement the liability of the parties shall be limited as set out below.

  2.42.1 In respect of death and personal injury caused by its negligence or that of its employees or agents, each party shall be liable to the other and indemnify it as set out in Clause 2.17

  2.42.2 In respect of Patent, Trademark, Copyright or Trade Secret Indemnification, each party shall be liable to the other and indemnify it as set out in Clause 2.18.

  2.42.3 In respect of Confidential Information each party shall be liable to the other and indemnify it as set out in Clause 2.15.

  2.42.4 In respect of breach of the Supplier's Software licence as set out in Clause 3.12 the Customer's liability shall be unlimited.

  2.42.5 In respect of failure of Supplier to achieve Acceptance by the Acceptance date then Supplier will be liable as set out in Clause 2.34

  2.42.6 In respect of failure of Switch Purchases to operate in accordance with the Specification the Supplier will be liable as set out in Clauses 2.13 [CONFIDENTIAL PORTION OMITTED]

  2.42.7 In respect of damage to tangible property and its contents caused by Supplier's negligence, Supplier will be liable for direct and consequential loss to the insured limits detailed in Clauses
               2.19.1.2 and 2.19.1.4.

  2.42.8 Other than as set out above, the Supplier hereby limits its liability to the Customer for tortious acts or omissions (including negligence) or breach of this agreement to [CONFIDENTIAL PORTION OMITTED] per incident or occurrence and to an annual aggregate for all such incidents or occurrences of [CONFIDENTIAL PORTION OMITTED]

  2.42.9 Except to the extent set forth under Clauses 2.42.6 and 2.42.7 Supplier hereby excludes [CONFIDENTIAL PORTION OMITTED]

2.43     RE-EXPORT

Regardless of any disclosure made by Customer to the Supplier of the ultimate destination of the Purchases or any part thereof, Customer undertakes not to export, either directly or indirectly, the Purchases in whole or in part, nor any system incorporating the Purchases in whole or in part without having first obtained clearance or a licence to re-export from the USA and/or Canadian Governments as required under their respective re-export regulations.

2.44     REMEDIES CUMULATIVE

Any rights of cancellation or termination, or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled herein or at law or in equity, including, but not limited to the remedies of specific performance and cover, unless such other remedies are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other available remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that either party shall not be entitled to the benefit of inconsistent remedies.

2.45     AMENDMENTS

No change or modifications of any terms or conditions of this Agreement shall be valid or binding on the parties unless made in writing and signed by an authorised representative of all of the parties listed as Customer under Exhibit A and an authorised representative of Supplier.

2.46     SURVIVAL

The provisions of this Agreement that, by their sense and context, are intended to survive performance by either or both parties shall also survive the completion, expiration, termination or cancellation of this Agreement or any Order(s).

2.47     BUSINESS CONDUCT

Customer has adopted and follows a Code of Business Ethics and Conduct which imposes on itself and its employees an obligation to deal with all suppliers and contractors in a fair and open manner in accordance with the highest standards of integrity. Supplier represents and warrants that it shall perform to the highest level of business and professional ethics, and that it has not made or received and shall not make or receive any payments, gifts, favours, entertainment, secret commissions or hidden gratuities for the purpose of securing preferential treatment or action from or to any party in connection with this Agreement or the Purchases. Any breach or failure with respect to this representation and warranty shall constitute a material breach of this Agreement.

2.48     NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

                  Consortium: TeleWest Communications Group Ltd.
                  Attn.: Contract Manager
                  Materials Management Department
                  Unit 1, Genesis Business Park
                  Woking, Surrey RG12 5RW
                  United Kingdom

CUSTOMER: Supplier shall provide notices to each of the companies listed as Customer at the respective address for each under Exhibit A.

                  Supplier: Commercial Manager Cable Telephony
                  Northern Telecom Europe Limited
                  Public Switching Division
                  Northern Telecom House
                  St. Cloud Way
                  Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.

3        ACQUISITION OF PRODUCT(S)

This Section sets forth the terms and conditions under which Customer may procure Product(s) through issuance of any Order(s) and takes precedence over, supplements and modifies those terms and conditions set forth in Section 2, to the extent inconsistent therewith.

3.1      DETAILED ORDER(S) ACKNOWLEDGEMENT

Within thirty (30) days following acceptance of the Order(s) or as agreed, Supplier shall provide detailed Order(s) Acknowledgement. The detailed Order(s) Acknowledgement shall be delivered to the site specified by Customer.

3.2      QUALITY ASSURANCE AND INSPECTION

  3.2.1 If Supplier is the manufacturer, Supplier shall test and inspect ordered Product(s) prior to shipment to Customer in accordance with quality control procedures furnished by Supplier and reviewed and accepted by Customer.

  3.2.2 Supplier agrees to inform Customer in advance in writing of any scheduled change(s) in Supplier's manufacturing processes or quality control procedures or practices when such change(s) may affect form, fit, function, quality or reliability of Product(s).

  3.2.3 Customer reserves the right to inspect manufacturing facilities, processes and finished goods prior to the Shipment Date to verify compliance with the Order(s) and adherence by Supplier to its own quality assurance policies and procedures. Such inspection shall not relieve Supplier of any obligations under this Agreement or any Order(s) nor shall such inspection be deemed Acceptance.

  3.2.4 Customer reserves the right to stop shipment of ordered Product(s) if it fails the inspection referred to in the immediately preceding paragraph.

3.3      SPECIFICATIONS

  3.3.1 Supplier's Specifications, including drawings, relating to Product(s) ordered are hereby made a part of this Agreement for the purposes of that (those) Order(s) except to the extent that any Order specifically provides for a variation from such Specifications..

  3.3.2 Supplier shall promptly furnish for Order(s) of Product(s), standard site preparation Specifications, if applicable, in such detail to ensure that Product(s) can be properly installed. If any alterations or modifications required in site preparation or manufacture are attributable to either party's incomplete or erroneous Specifications, such alterations and/or modifications shall be made at the erring parties expense.

  3.3.3 Upon request, Supplier shall provide with each Order of Product(s), current applicable drawings in the type of media as specified by Customer. Such drawings shall be delivered to the Product(s) Delivery location and to the engineering location specified in the Order(s).

  3.3.4 Customer shall have the right to reproduce Specifications, including drawings and updates thereof for the purposes of engineering, maintaining, repairing and operating Product(s).

3.4      TITLE

  3.4.1 Title to Product(s) not installed by Supplier shall vest in Customer when Product(s) has (have) been Accepted, except as otherwise provided in the Lease Purchase Agreement documented in Exhibit E.

  3.4.2 Title to any Product(s) installed by Supplier shall vest in Customer upon Acceptance, except as otherwise provided in the Lease Purchase Agreement documented in Exhibit E.

  3.4.3 Results of site specific Engineering Services including, but not limited to, equipment specifications, office records, drawings and summaries of Product(s) shall become the exclusive property of Customer upon Acceptance, and shall not be used by Supplier for any other purposes.

3.5      RISK OF LOSS

  3.5.1 Supplier shall bear risk of loss for Products(s) until Acceptance.

  3.5.2 Supplier shall bear the risk of loss of or damage to Software during shipment to Customer and Customer shall bear the risk of loss of or damage to Software medium in its possession except to the extent such loss or damage is attributable to Supplier.

3.6 FUTURE AVAILABILITY OF REPAIRS, REPLACEMENT PARTS, AND MAINTENANCE NOT COVERED UNDER WARRANTY

  3.6.1 "Repair Services" means inspecting for damages, repairing, cleaning, lubricating, adjusting, calibrating, restoring or rebuilding, refurbishing, testing and retrofitting engineering changes and updates, and performing similar Services on Product(s) not covered under Maintenance Services or Warranty.

  3.6.2 Supplier shall maintain the capability to perform Repair Services or replace Product(s) for fifteen (15) years after the last purchase of such. Replacement Product(s) shall conform to the original Product(s) in form, fit and function. Repair or replacement shall be accomplished within Supplier's published repair intervals or as agreed.

  3.6.3 Supplier shall perform Repair Services such that the Product(s), Software and Services are in accordance with Specifications applicable thereto.

  3.6.4 If an emergency or out-of-service condition exists, Supplier shall perform Repair Services or replace the Product within twenty-four (24) hours of Supplier's receipt of notice of such condition.

  3.6.5 Replacement Product(s) shall be warranted as outlined in the Clause entitled "Warranties". Repaired Product(s) shall be warranted for a period of six months from completion of repairs or the original warranty period, whichever is longer.

  3.6.6 Repaired Product(s) shall have the warranty expiration date identified in a permanent manner. Repaired Product(s) shall be returned with a tag or other papers describing the Repair Services and any other modifications and improvements which have been made.

  3.6.7 Supplier shall be strictly liable for loss of or damage to Product(s) in its care, custody or control except where such loss or damage is caused in whole or in part by any act or omission of Customer or any party under the direction or control of Customer.

  3.6.8 If Supplier is unable to maintain the capability to repair or replace Product(s), Supplier shall provide Specifications to enable other Customer contractors to manufacture or Customer to obtain parts from third parties.

  3.6.9 Supplier shall provide written notification two years prior to discontinuing the manufacture of items of Product(s).

3.7      TECHNICAL SUPPORT

  3.7.1 Supplier shall provide for a period of fifteen (15) years after the last purchase of Product(s), technical support to assist Customer in the engineering, installation, operation and maintenance of Product(s).

  3.7.2 Supplier shall make such technical support available at no charge during the warranty period.

  3.7.3 After expiration of the warranty period such technical support shall be available at Supplier's then current rates plus reimbursable expenses as pre-authorised by Customer.
               Off-site advisory information shall be at no charge.

3.8      MARKING

Product(s) shall be marked by Supplier, at no additional charge, with Supplier's model and serial numbers, if applicable; and Date of shipment or manufacture.

3.9      ENGINEERING SERVICES

  3.9.1 Supplier shall perform Engineering Services in accordance with Specifications and the requirements of the Order(s).

3.10     INSTALLATIONS SERVICES

  3.10.1 Supplier shall provide all labour, tools, test sets, portable buildings, trailers, storage facilities, vehicles, equipment and other materials required.

  3.10.2 Supplier shall receive, uncrate, unpack and inspect for damage all Product(s) and/or Software to be installed and shall promptly notify Customer of any shortage or damage. If Supplier fails to make such notations, Supplier shall be solely responsible for all loss of or damage, claims, reordering and replacement of affected Product(s) and/or Software.

  3.10.3 When necessary, Supplier shall arrange for warehousing, hauling, and hoisting, or other services at costs to be agreed in advance by Customer..

  3.10.4 Upon request, Supplier shall provide its current installation quality standards, including workmanship standards, test and inspection methods, sampling plans, test equipment calibration methods and requirements, methods for determining acceptance quality levels and similar criteria for administering Supplier's quality assurance program.

  3.10.5 Supplier shall conduct tests and analysis of installed Product(s) in accordance with Specifications and the Order(s), prior to the date stated in the Order(s) for completion of Services.

3.11     TRAINING

  3.11.1 Supplier shall provide, as required by any Order(s), personnel to conduct training and instructional aids appropriate for each course, including books, pamphlets and diagrams.

  3.11.2 Subject to the terms and conditions of a separate agreement, Customer may acquire the right to reproduce training material for the purpose of training Customer personnel. Such rights shall include photographic, video and audio recordings of any training or training material.

3.12     SOFTWARE

   3.12.1     SOFTWARE LICENSE:

       3.12.1.1 By acceptance of the Order(s), Supplier grants to Customer a license to use the Software ordered, including patches, fixes and corrections, relating to such Software. Software Licenses shall be non-exclusive and shall grant to Customer the right to use Software on the Product type for which it was intended. Except as specified under Clause 3.12.1.4 such Software Licenses shall be non-transferable. Unless otherwise agreed, Customer shall not duplicate, nor modify, nor disassemble nor decompile the Software. The conditions of this Clause shall survive the expiry of the Agreement.

       3.12.1.2 Supplier shall provide Documentation pertaining to Software three weeks prior to the Delivery Date at no additional charge. Documentation shall comply with Customer's Specifications and the highest standards of the industry with respect to content, size, legibility and reproducibility.

       3.12.1.3 Software provided by Supplier for use with Product(s) acquired under this Agreement may be sublicensed to any subsequent third party purchaser of such Product(s), provided such third party purchaser agrees to assume the applicable obligations contained herein.

       3.12.1.4 Customer may transfer, assign or sublicense any license granted by Supplier hereunder, to any holding company(s), subsidiary of holding company(s), subsidiary, associated company, or successor in interest of Customer or any person(s) controlling or controlled by any of the foregoing or to any person(s) directly or indirectly under common control with Customer, upon prior written notice.

       3.12.1.5 Notwithstanding anything to the contrary elsewhere in this Agreement, Supplier and/or Supplier's suppliers shall retain all rights and title in the Software and Customer shall treat the Software as a trade secret and as property of Supplier and/or Supplier's supplier, as appropriate.

   3.12.2     SOFTWARE LICENSE TERM:

   The license for Software shall be effective on the Acceptance Date and shall continue for the term specified in the Order(s) or if no term is specified, then it shall continue for the useful life as determined by the Customer. Notwithstanding the above, Customer may, at any time, terminate the license upon thirty (30) days prior written notice and upon termination shall return to Supplier or destroy all copies of the Software.

   3.12.3     SOFTWARE SPECIFICATIONS

   Supplier's Specifications relating to Software licensed under any Order(s) are hereby made part of this Agreement for the purposes of that (those) Order's. except to the extent that any Order specifically provides for a variation from such Specifications.

   3.12.4     SOFTWARE TRAPS

   If Supplier knowingly installs in its Software any software instructions designed to terminate or disrupt the operation of the Software for any purpose ("traps"), Supplier shall give Customer notification of such devices in its acceptance of the Order(s).

   IF SUPPLIER FAILS TO NOTIFY CUSTOMER OF SUCH TRAPS, SUPPLIER SHALL BE LIABLE FOR ALL DAMAGES, WHETHER CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST INCOME OR LOST REVENUE, RESULTING FROM ANY FAILURE OF OPERATION CAUSED BY SUCH "TRAPS".

   3.12.5     SOFTWARE DELIVERY AND INSTALLATION

       3.12.5.1 If Software is installed by Customer, Supplier shall provide at no additional charge technical support and Specifications including installation instructions and acceptance test procedures, to allow Customer to properly install, test and accept Software.

       3.12.5.2 If Software is installed by Supplier, Supplier shall perform tests to determine if Software meets Specifications and the requirements of the Order(s) prior to completion of Installation Services. Supplier shall provide copies of all test results.

       3.12.5.3 Supplier shall, three weeks prior to shipment, notify Customer of any known defects in Software, their criticality and impact on the operation of the Software and associated Product(s). Supplier shall also provide its written plans and schedule for corrective action. Use or operation of Software pursuant to this Clause shall not be construed to be Acceptance or a waiver of any Customer rights under this Agreement or applicable Order(s).

   3.12.6     SOFTWARE RELEASES

       3.12.6.1 Maintenance releases are patches, fixes and corrections provided by Supplier to correct Software defects or malfunctions. During the warranty period Supplier shall notify Customer of the availability of such releases. The notice shall describe the defects or malfunctions to be corrected and the criticality of each. Maintenance releases shall be made available to Customer at no additional charge during the warranty period.

       3.12.6.2 New releases are releases which incorporate new features or enhancements to the Software. Supplier shall notify Customer of the availability of such releases. The notice shall include a description of the features and enhancements to be provided and the cost for each release.

       3.12.6.3 Supplier shall support each Software maintenance release for a minimum of two (2) years from the release date and shall support each new release for a minimum of eight (8) years from the release date.

   3.12.7     SOFTWARE SUPPORT SERVICES

       3.12.7.1 Supplier shall provide Software maintenance as Ordered to assure that such Software meets Specifications and remains in good operating order. Maintenance Services shall include:

           3.12.7.1.1 Maintenance releases, which correct defects or malfunctions;

           3.12.7.1.2 Periodically published reports describing known "bugs" and solutions therefor; except that Supplier shall immediately notify Customer of known service-affecting bugs and, if known, the solutions therefor;

           3.12.7.1.3 Issuing, maintaining and revising manuals and documentation to incorporate new or revised operating procedures resulting from corrections to and revisions of the Software pursuant to the Clause 2.20 entitled "Manuals and Documentation";

           3.12.7.1.4  Assisting in problem identification;

           3.12.7.1.5 Time spent by maintenance personnel, after their arrival at Customer's site, awaiting additional maintenance personnel or delivery of parts, supplies and similar items;

           3.12.7.1.6 Returning inoperable Software to operating condition by providing local or temporary patches and fixes; and

           3.12.7.1.7  Correcting defects in Software.

       3.12.7.2 Supplier shall provide a telephone number available twenty-four (24) hours a day and seven (7) days a week at which Customer may notify Supplier of the need for Maintenance Services. Supplier shall respond within one (1) hour after notification or as otherwise agreed.

       3.12.7.3 The above stated Maintenance Services shall be provided at no charge during the warranty period. After the warranty period such Services, together with hardware maintenance Services, shall be chargeable at an agreed upon rate, not to exceed (pound)100,000 per Switch, based upon the actual cost of Maintenance Services provided to Customer during the last year of the warranty period.

3.13     SPECIAL TECHNICAL SERVICES

Supplier will provide technical services associated with Software pursuant to any Order(s). Technical Services are services which Customer requires to meet its own customised uses for the Software and which are beyond the warranty, maintenance and support services provided under this Agreement. Before any Order(s) are issued the parties will agree to a work plan which will include, but not be limited to project timeline, deliverables, Specifications and performance requirements, Customer and Supplier Project Co-ordinators, and any other necessary details agreed to by the parties. All work plans will be a part of and governed by the terms and conditions of this Agreement.

3.14     ENTIRE AGREEMENT

  3.14.1 This Agreement, together with all referenced attachments, as well as Specifications and Orders shall constitute the entire Agreement between the parties with respect to the subject matter of this Agreement.

  3.14.2 This Agreement supersedes all prior oral and written communications, agreements and understandings of the parties with respect to the subject of this Agreement.

3.15     SIGNATURES

The parties intending to be legally bound have caused this Agreement to be executed by their duly authorised representatives.

CUSTOMERS                                    SUPPLIER

TELEWEST COMMUNICATIONS GROUP LIMITED        NORTHERN TELECOM EUROPE LIMITED


authorised signature                         authorised signature


Larry Carleton                               J A Craig
print or type name of signatory              print or type name of signatory


President and Chief Operating Officer, TeleWest           President
title                                                     title


UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  authorised signature

                  Larry Carleton
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  authorised representative

                  Terald E. Voorhees
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

                  BY
                  authorised signature

                  Larry Carleton
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest title

     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  authorised representative

                  Terald E. Voorhees
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest title


AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  authorised signature

                  Larry Carleton
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  authorised representative

                  Terald E. Voorhees
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY
                  authorised signature

                  Larry Carleton
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  authorised representative

                  Terald E. Voorhees
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest title


LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION U.K. INC., GENERAL PARTNER

              BY
                  authorised signature

                  Larry Carleton
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  authorised representative

                  Terald E. Voorhees
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest title

CABLE LONDON PLC

authorised signature

Gerry Campbell
print or type name of signatory

Managing Director
title


BIRMINGHAM CABLE LIMITED

authorised signature

Ted Campbell
print or type name of signatory

Managing Director
title


WINDSOR TELEVISION LIMITED

authorised signature

Marc Noblet
print or type name of signatory

Managing Director, General Cable Ltd
title


UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED

authorised signature

Larry Carleton
print or type name of signatory

President and Chief Operating Officer, TeleWest title

EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 (Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

A1       PARTNERSHIPS AND REGISTERED ADDRESSES TABLE

-------------------------------------------------------------------------------------------------------
      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES

      -------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh                 United Artists Communications (Scotland) Venture

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
2.    LIMITED COMPANIES

      -------------------------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                                     2170379


The registered office for            CABLE PHONE HOUSE
the above listed company is:         SMALL HEATH BUSINESS PARK
                                     TALBOT WAY
                                     SMALL HEATH
                                     BIRMINGHAM  B10 OHJ

-------------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------

The registered office for            100 CHALK FARM ROAD
the above listed company is:         LONDON  NW1 8EH

-------------------------------------------------------------------------------------------------------
      Hillingdon                Windsor Television Limited                                   1745542
      Windsor
-------------------------------------------------------------------------------------------------------

The registered office for            CABLE HOUSE
the above listed company is:         WATERSIDE DRIVE
                                     LANGLEY
                                     BERKSHIRE  SL3 6EZ

-------------------------------------------------------------------------------------------------------
                                TeleWest Communications Group Limited                        2514287

-------------------------------------------------------------------------------------------------------
      Cotswolds                 United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------


EXHIBIT B         FAULT CLASSIFICATIONS

This Exhibit B is attached to and made part of that certain General Purchase Agreement dated 1 March, 1993 ("Agreement"), by and between Customer as defined in Exhibit A of the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

B1       FAULT PRIORITY CLASSIFICATIONS

B1.1     SYSTEM PROBLEMS ARE ASSIGNED ONE OF FIVE PRIORITY LEVELS AS FOLLOWS

   EMERGENCY

  E1           Degradation and/or Outage

  E2           Potential Degradation and/or Outage.

   NON-EMERGENCY

  S1           Service Affecting

  S2           Intermittently Service Affecting

  NS           Non-Service Affecting

B2       SERVICE CONDITIONS AND RESOLUTION OBJECTIVES

   The following description details the criteria used for the establishment of priorities and an indication of the resolution objectives.

B2.1     E1 DEGRADATION AND/OR OUTAGE

B2.1.1   SYSTEM FAULTS

          B2.1.1.1        System ceased call processing

          B2.1.1.2 System call processing degraded for reason such as:

             B2.1.1.2.1         a trunk group out of service;

             B2.1.1.2.2         ten percent (10%) or more of the total
                                subscribers out of service;

             B2.1.1.2.3         one hundred (100) or more subscribers out of
                                service;

             B2.1.1.2.4         inability to recover from initialisation; or

             B2.1.1.2.5         consistently slow dial tone (eight (8) second
                                delay or greater).

          B2.1.1.3 Non-usable billing data being entered on tape.

B2.1.2   RESOLUTION OBJECTIVE:

Immediate and continuous until the service level is restored to pre incident operation.

B2.2     E2 POTENTIAL DEGRADATION AND/OR OUTAGE:

SYSTEM FAULTS

       B2.2.1      Standby Central Control (CC) out of service.

       B2.2.2 Any Central Message Control (CMC), Master Clock, Network Module (NM), Input/Output Controller (IOC), Peripheral Processor, or Network Plane out of service;

       B2.2.3 fifty percent (50%) or more of the equipped Disk Drive Units (DDU) out of service.

RESOLUTION OBJECTIVE

Immediate and continuous until the service level is restored to pre incident operation.

B2.3     S1 SERVICE AFFECTING:

B2.3.1   SYSTEM FAULTS

               B2.3.1.1 Software errors or product troubles directly and continuously affecting any subscriber's service or the customer's ability to collect revenue;

               B2.3.1.2 A problem that will seriously affect subscriber service as in (a) at in service In service Date
                              (IS) date;

               B2.3.1.3 MTU or DDU problem (excluding maintenance and administration).

               B2.3.1.4 Central Control Complex (CCC) transient errors resulting in a loss of synchronisation (more than twice per day);

               B2.3.1.5       Any Peripheral Module out of service;

               B2.3.1.6       Single restarts (more than one per day);

               B2.3.1.7       Inoperative internal data port of CMC
                              communication link;

               B2.3.1.8 Core equipment diagnostic failures (two or more per day).

B2.3.2   RESOLUTION OBJECTIVE

       Status response in two weeks with a fix or work-around solution applied within four weeks. If the basic telephone service, defined as the ability to contact municipal emergency services, is directly affected, Supplier will undertake immediate investigation.

B2.4     S2 INTERMITTENTLY SERVICE AFFECTING.

B2.4.1   SYSTEM FAULTS

               B2.4.1.1 Software or product faults that only intermittently affect service to one or more classes of subscriber;

               B2.4.1.2 System related documentation errors which categorically result in or lead to service impairment;

               B2.4.1.3 Problems where the operating company can show significant impact upon plant and traffic operations and upon its ability to plan office extensions.

               B2.4.1.4       Restarts (less than one (1) per day);

               B2.4.1.5       Office Alarm Unit is out of service;

               B2.4.1.6       Core equipment diagnostic failures (less than two
                              (2) per day);

               B2.4.1.7 CCC transient errors resulting in loss of synchronisation (less than two (2) per day);

               B2.4.1.8       Peripheral circuit failures.

B2.4.2   RESOLUTION OBJECTIVE

       Status response in two (2) weeks with a fix or work-around solution applied within eight (8) weeks.

B2.5     NS NON-SERVICE AFFECTING CONDITIONS.

B2.5.1   SYSTEM FAULTS

           B2.5.1.1 Service analysis, recorded announcement, operational measurements, maintenance program, or network management problems; or system related documentation inaccuracies, which do not affect call processing or revenue collection capabilities;

           B2.5.1.2        Non serving affecting software inconsistencies;

           B2.5.1.3 Peripheral equipment diagnostic failures, not already defined above, which cannot be corrected by the resident technician;

           B2.5.1.4 Test equipment failures for which a backup or manual alternative can be employed;

           B2.5.1.5        Circuit pack testing problems.

           B2.5.1.6 Repetitive CCC transient errors with no loss of synchronisation, which cannot be corrected by resident skills;

           B2.5.1.7 Requests to analyse a store dump of a single occurrence initialisation.

B2.5.2   RESOLUTION OBJECTIVE

       Status response in six weeks. Upon the completion of the investigation, a fix, if applicable, will be scheduled for a future standard software, product, or documentation update or revision.

EXHIBIT C         SWITCH PURCHASES

This Exhibit C is attached to and made part of that certain General Purchasing Agreement dated 1 March 1993 ("Agreement"), by and between Customer as defined in Exhibit A ("Customer") of the Agreement and Northern Telecom Europe Limited ("Supplier").

                                    RECITALS

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1993, (the "RFP") to Supplier soliciting a proposal for Switches (defined herein);

WHEREAS, Supplier responded to Customer's RFP by submitting its proposal which offered to provide local switches comprised of DMS-100 Products, Software and Services ("Switch" or "Switches") as well as individual items of Products, Software and Services dated 4 January 1993 ("Proposal");

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

C1       SCOPE

  C1.1 This Exhibit C to the Agreement sets forth the terms and conditions under which Customer agrees to purchase and Supplier agrees to provide Product(s), Software and Services as further described herein. This Exhibit C shall govern the procurement of new Switches as well as Growth (defined herein) to new and existing Switches.

  C1.2 Where any term and/or condition found elsewhere under this Agreement conflicts with this Exhibit C, the terms and conditions of this Exhibit C shall prevail.

C2       DEFINITIONS

  C2.1 In addition to the definitions set forth elsewhere in the Agreement, when used in this Exhibit C the capitalised terms set forth herein shall have the meaning so indicated.

  C2.2 "Acceptance" for new Switches means Customer's written acknowledgement that the Switch Purchases, procured hereunder conform to the Specifications and the requirements of the applicable Order(s) including C7 certification which requires C7 PTO interconnection as evidenced by satisfactory completion of Customer's acceptance tests and as further described in Clause
               2.12 entitled "Acceptance". Supplier shall not be required to pay the damages specified under Clause 2.34 of the Agreement if a delay in Acceptance is caused by Customer's failure to establish a commercial interconnect agreement with the appropriate national network carrier(s) for which interconnection is required. Such agreement may require an operational testing slot in accordance with a high level project plan. Customer's acceptance tests shall be based upon the Specifications and requirements of the Order and shall be agreed upon in advance.

  C2.3 "Delivery Interval" means the interval of time beginning at Supplier's acceptance of an Order from Customer and ending at Acceptance.

  C2.4 "Feature" means the capabilities or functions available, or planned to be available, on Switches.

  C2.5 "Growth" means Products, Services and licenses for Software on an as needed basis for extensions, expansions, additions, maintenance and spares for Switches procured hereunder.

  C2.6 "Host" means the Central Office Concentrator option quoted under Supplier's Proposal.

  C2.7 "List Price" means Supplier's published price for Products, Software and Services.

  C2.8 "Remote Line Concentrator Module" or "RLCM" means Supplier's remote switching centre Products, Software and Services as described under Attachment H of Supplier's Proposal.

  C2.9 "Remote Switching Centre" or "RSC" means Supplier's remote switching centre Products, Software and Services as described under Attachment H of Supplier's Proposal.

  C2.10 "Small Remote Unit" or "SRU" means Supplier's remote switching centre Products, Software and Services as described under Attachment H of Supplier's Proposal.

  C2.11 "Small Remote Unit - Street Cabinet" or "SRU-S" means Supplier's remote switching centre Products, Software and Services as described under the Street Mounted Concentrator option quoted under Supplier's Proposal.

  C2.12 "SuperNode Small Exchange" or "SNSE" means the Supplier's mid-range Central Office Concentrator option quoted under Supplier's Proposal.

  C2.13 "Vendor Item" means Product(s) procured by Supplier from other suppliers, which are provided as part of the Order.

  C2.14 "Working Lines" means lines that are connected to a customer of Consortium's and that are earning revenue.

C3       SUPPLIER'S OFFER

  C3.1 Supplier's Proposal and subsequent correspondence are included herein as Appendix 1, attached hereto and by this reference incorporated into this Exhibit C of the Agreement. The representations made by Supplier in its Proposal as modified and/or supplemented in the subsequent correspondence unless otherwise modified or deleted under this Exhibit C shall be binding upon Supplier for Switch Orders. However, only the terms, conditions and/or requirements stated under this Agreement and this Exhibit C shall be considered binding on Customer.

C4       PRICES AND DISCOUNTS

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch:

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE



                                       [CONFIDENTIAL PORTION OMITTED]


                           LINES           LINES           LINES           LINES

PURCHASE OBJECTIVE

---------------------------------------------
HOST PRICE PER LINE:

---------------------------------------------
SNSE PRICE PER LINE:                    [CONFIDENTIAL PORTION OMITTED]

---------------------------------------------
RSC PRICE PER LINE:

---------------------------------------------
RLCM PRICE PER LINE:

---------------------------------------------
SRU PRICE PER LINE:



   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

   The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [CONFIDENTIAL PORTION OMITTED] In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [CONFIDENTIAL PORTION OMITTED] These prices include all customs and import duties, but exclude VAT.

  C4.2 For any Products ordered for initial Switches that are of a type not listed in Appendix 2 or in a quantity greater than that listed under Appendix 2, Customer [CONFIDENTIAL PORTION OMITTED] Unless otherwise agreed, Supplier's Software and Services [CONFIDENTIAL PORTION OMITTED]

  C4.3 For the third extension or beyond of each Switch, the additional Growth Products ordered under this Agreement shall [CONFIDENTIAL PORTION OMITTED] Unless otherwise agreed, Supplier's Software and Services [CONFIDENTIAL PORTION OMITTED]

  C4.4 The List Price for Products, Software and Services shall be as set forth in the price list in Appendix 3 entitled "Price List", attached hereto and by this reference incorporated into this Agreement. Supplier may make any updates, revisions and additions to said price list by providing notice to the location specified in Clause 2.48 of this Agreement. Changes to the Price List shall not be inconsistent with the terms and conditions specified in Clause 2.9 of the Agreement.

  C4.5 In the event that certain Product(s) and/or Software in Supplier's price list are discontinued and replaced by an item of Product and/or Software which List Price is higher due to additional functions and/or Features not required by Customer, Supplier agrees that Customer shall [CONFIDENTIAL PORTION OMITTED]

  C4.6         [CONFIDENTIAL PORTION OMITTED]

C5       REMOTE CONCENTRATOR UNITS

  C5.1 Supplier shall credit the Customer with a Purchase credit based upon amounts obligated to be paid or payable by Customer to Mercury Communications Limited (Mercury) to compensate Mercury for its stranded capital investment in Remote Concentrator Units ("RCU's") resulting from Customer's removal of service from such RCU's installed in the network. [CONFIDENTIAL PORTION OMITTED]

               Such credits will be determined on a Customer by Customer basis at the time the Supplier receives a Switch Order from each Customer. Customer may apply such credit to any Order for Products, Software and Services from Supplier, including Orders for new Switches.

  C5.2 Supplier agrees to credit Customer with additional RCU credits pursuant to Clause C5.1 in the event that additional Customers become part of this Agreement prior to 1 April 1993.

C6       INVOICING AND PAYMENT

  C6.1 Should Customer choose not to finance Purchases pursuant to Clause 2.8, then Supplier shall invoice Customer for Products, Software and Services pursuant to Clause 2.7 of this Agreement. As an alternative payment method, at Customer's option, Supplier shall invoice Customer for Software on a per Working Line basis. The price per line to be invoiced under this option would be determined by reducing the per line prices in Clause C4.1 by the amount of Software included therein at [CONFIDENTIAL PORTION OMITTED] per line. The remaining price represents the Product(s) and Services price. Base Software would then be billed at a one-time rate of payment of [CONFIDENTIAL PORTION OMITTED] per line. This amount would be payable on a calendar quarterly basis, with the first payment being based on the number of Customer's Working Lines at the end of the first calendar quarter following the first Switch Acceptance. Customer will subsequently pay an amount equal to the increase in the number of Working Lines for each subsequent calendar quarter at the end of that calendar quarter, multiplied by [CONFIDENTIAL PORTION OMITTED] The following base Software is included in the per line pricing in Clause C4.1:

               o  Foundation and Core Centrex

               o  LAMA

               o  BTUP

               o  PLD and/or Line (where appropriate)

               o  CRSC software if CRSC is purchased

               o  SRU software if SRU or SRU-S is purchased

               Customer must clearly mark on the Order if the option under this Clause C6.1 is required.

  C6.2 Consortium shall advise the Supplier in writing, within [CONFIDENTIAL PORTION OMITTED] of each calendar quarter end, of the number of Working Lines in operation for the entire Consortium network for the calendar quarter just ended, identifying also the number of Working Lines connected for Software for which an additional price per line is identified herein.

  C6.3 The Supplier shall have the right to audit the number of Working Lines in operation for each calendar quarter end.

  C6.4 Customer shall not be required to pay for Software Features utilised for the purposes of testing or for Customer's internal business.

  C6.5 It is preferable that all Customers choose the same method of payment (i.e., outright purchase as described under Clause 2.7, Software price per line as described under Clause C6.1 or financing as described in Exhibit E). However, if the method described under "Software price per line" as described under Clause C6.1 is not chosen by all of the companies comprising Customer herein then Supplier and Customer(s) shall meet and mutually agree upon the method of proceeding.

  C6.6         ADDITIONAL FEATURE SOFTWARE

               Feature Software not included in base price per line stated under Clause C4.1 but that is identified in Attachment K of Supplier's Proposal can be purchased as follows:

       C6.6.1 The Customer may purchase a Software Module on a per Switch basis, as defined in Attachment K and priced in section 9.8 of the Supplier's Proposal; or

       C6.6.2 The Customer may purchase Software on a price per line basis, calculated on a case by case basis, according to the following generic formula:

                         [CONFIDENTIAL PORTION OMITTED]

       LEGEND:

                         [CONFIDENTIAL PORTION OMITTED]

       WHERE:

                         [CONFIDENTIAL PORTION OMITTED]

       EXAMPLE:

                         [CONFIDENTIAL PORTION OMITTED]

C7       PURCHASE OBJECTIVES

  C7.1 It is the intent and Purchase objective of all the parties listed as Customer under Exhibit A in the aggregate to place Orders for Products, Software and Services in the amount of [CONFIDENTIAL PORTION OMITTED] Working Lines over the term of the Agreement, as detailed in the RFP.

  C7.2 In addition to the establishment of this initial Purchase objective, the parties listed as Customer under Exhibit A agree to update, each six (6) months beginning from the effective date of this Agreement, such Purchase objective with a five (5) year cumulative forecast covering the term of this Agreement. Such forecasts shall identify the actual locations and numbers of lines for Switches already procured during the term of this Agreement and the proposed locations and numbers of lines for new Switches to yet be procured from Supplier over the remaining term of this Agreement, in order to determine the appropriate price per line under Clause C4.1. It is understood and agreed that such forecasts are provided for Supplier's use in planning, and do not represent commitments on the part of Customer to procure such Switches, and shall be utilised to determine the applicable price to be applied under Clause C4.1 for the following six (6) months Order period.

  C7.3 Should additional Customer's be included within this Agreement before 1 April 1993 then the Purchase objective shall be adjusted accordingly. The price for any Orders received prior to 1 April 1993 will be determined by the revised Purchase objective.

C8       DELIVERY

  C8.1 The Supplier's standard programme from Order to Acceptance (Supplier-TeleWest DMS-100 generic plan) is included in Appendix 5, entitled "Delivery" attached hereto and by this reference included in this Agreement .

  C8.2 Upon acceptance of an Order the Supplier shall proceed with the work in accordance with this standard programme or as modified by that Order.

  C8.3 If the Supplier at any time has reason to believe that the programme for any Order may be delayed the Supplier shall promptly notify the Customer. If and to the extent that the programme is delayed by reasons of Force Majeure the programme shall be extended accordingly, subject to Clause 2.32.

  C8.4 If the Customer at any time has reason to believe that the date by which it is to have the site, equipment or services ready for use by the Supplier may be delayed the Customer shall promptly advise the Supplier. In such event the resultant programme delay and/or cost impact, if any, shall be reflected in an appropriate Order amendment.

C9       TECHNOLOGY OBSOLESCENCE

  C9.1 Supplier and Consortium will work together to minimise the impact of product obsolescence and the loss of the Customer's competitive position through the provision of regular technology working parties which will directly assist in the product roll out and custom Research and Development commitments for the Customer. These working parties will consist of the Consortium and technical experts from both the Supplier and the Supplier's agents (Bell Northern Research). The Supplier proposes that the first such working party be established during the 1st calendar quarter 1993 and thereafter on a calendar quarterly basis. Where such system developments will be of benefit to the Customer, the Supplier will offer to the Customer an appropriate credit to upgrade the installed systems. Such appropriate credits will be determined on a case by case basis and will take into consideration a mutually agreed percentage of the audited depreciated book value of the equipment being impacted.

               Consortium and Supplier agree to develop a method to determine the appropriate credit.

C10      BELL NORTHERN RESEARCH RATIONALIZED INSTRUCTION SET COMPUTING PROCESSOR

  C10.1 Supplier shall upgrade the Switches to Bell Northern Research Rationalized Instruction Set Computing (BRISC) processors at no additional charge where it is found that the recommended maximum Busy Hour Call Attempts (BHCA) capacity for the Cable Television
               (CATV) environment as detailed in the Supplier's response to the RFP section 3.3.2.8 are not achieved, provided that the failure to achieve such recommended maximum BHCA capacity is not attributable to the introduction of additional Software features or to a traffic volume and/or call mix varying from that detailed in the BHCA capacity predictions.

  C10.2 Customer may Order the BRISC processor with the Order for an initial Switch at the incremental price of (pound)25,000.

C11      CABLEPHONE

  C11.1 It is Customer's desire to deploy an integrated transmission product that will provide both CATV and telephony. Supplier agrees to develop a product to address Customer's needs in this market and will submit a proposal for this product to Customer by May of 1993.

                         [CONFIDENTIAL PORTION OMITTED]

C13      DIGITAL ACCESS SIGNALLING SYSTEM II

  C13.1 Supplier agrees to provide Customer, at no additional charge, with signalling converters which convert Digital Private Network Signalling System (DPNSS) circuits to Digital Access Signalling System (DASS II) functionality. The number of converters provided at no additional charge shall not exceed twenty (20) 2 Mbps ports per Switch. However, should Customer require additional converters for initial Switch Orders, Customer and Supplier agree to mutually agree upon a quantity of converters to be provided by Supplier at no charge, which will be sufficient for Customer's requirements. Customer and the Supplier agree to work together to maximise the deployment of DPNSS in all franchises. In addition, Supplier agrees to develop a sales incentive programme that will motivate Customer's sales force to sell DPNSS as an alternative customer service offering to DASS II.

C14      SUPPORT OF E1 LINKS

  C14.1 Supplier represents that its Switch will support permanent ("nailed up") 64 Kbps connections and by aggregation can support E1 links. This facility is controlled from the Maintenance and Administration Position (MAP) of the Switch.

C15      SPARES

  C15.1 Supplier's Switch price per line detailed in Clause C4.1 includes critical spares as specified in Appendix 2. Supplier will deliver additional spares on an as needed basis. In the event of an emergency out-of- service condition, Supplier will make spares available within a twenty four (24) hour shipment basis to site from time of notification. These spares will be priced at the merchandise price contained in this Agreement.

C16      SUBSCRIBER PULSE METERING STRATEGY

  C16.1 The Supplier and the Consortium will define the requirements for Subscriber Pulse Metering ("SPM") on a per franchise basis and within thirty (30) days of the date of this Agreement determine the best method for delivering this interface. Should the Consortium decide upon an alternative method of customer connection other than SPM the Supplier shall support the equipment that Customer procures for this purpose. [CONFIDENTIAL PORTION OMITTED] The Supplier will work closely with the Consortium to generate the appropriate marketing packages so that the increased revenues of alternatives to SPM can be fully realised by the Customer.

C17      SIGNAL SWITCHING POINT FUNCTIONALITY

  C17.1 Supplier represents that its Switch will function as a Signal Switching Point (SSP) with the addition of currently available Product(s) and Software.

                         [CONFIDENTIAL PORTION OMITTED]

C19      EMERGENCY REPLACEMENT

  C19.1 In the event that an emergency or catastrophic event affects any Switch which Customer has purchased from Supplier, Supplier agrees to immediately provide an emergency back-up Switch which may be utilised by Customer until a replacement Switch arrives. Supplier agrees to retain such emergency back-up Switch as well as an emergency stock of Product(s), Software and sufficient numbers of trained personnel to provide Services in the event of an emergency. Such Switch shall be capable of serving not less than 1,000 lines. In the event Customer orders a replacement Switch from Supplier, Supplier agrees that such Switch shall have emergency priority in Supplier's manufacturing and production schedule.

  C19.2 Supplier shall provide to Customer a telephone number at which Customer may obtain emergency replacement parts twenty four (24) hours a day, seven (7) days a week.

  C19.3 At Customer's option, Supplier shall have available such emergency Switch described hereunder prior to 31 December 1993, if such Switch is sized less than 1500 lines; or prior to 30 June 1994 when Supplier will be capable of manufacturing such Switch with Compact Peripheral Module frames, pursuant to Clause C12, which will increase the capacity of such emergency Switch to approximately 20,000 lines.

C20      INITIAL SUPPORT

  C20.1 Supplier agrees to provide for a [CONFIDENTIAL PORTION OMITTED] technical personnel under this Agreement on-site to assist Consortium with the planning, implementation and the cutover of Supplier's Switches and Network Operations Support systems in Customer's and/or Consortium's network. Such personnel shall be available to Consortium for [CONFIDENTIAL PORTION OMITTED] on an as needed basis by Customer and Consortium. Prior to the date of such notice, Consortium and Supplier shall meet to discuss the scope of work and skill level of the individuals required.

  C20.2 Supplier agrees to provide [CONFIDENTIAL PORTION OMITTED] switch engineers under this Agreement on-site to assist Consortium with Switch design and the development of Orders for Supplier's Switches. Such personnel shall be available to Consortium for a [CONFIDENTIAL PORTION OMITTED] on an as needed basis by Customer and the Consortium.

  C20.3 Upon request, Supplier will provide Customer, at no charge, a reasonable quantity of user documentation and marketing literature regarding Switch Features. Supplier hereby grants to Customer a non-exclusive, non-transferable royalty-free right and license to use, reproduce in whole or in part and to disseminate the mutually agreed upon documentation or literature in conjunction with Customer's offering of such services utilising the Switches.

C21      GENERIC SOFTWARE

  C21.1 The Supplier shall provide at [CONFIDENTIAL PORTION OMITTED] It is advisable to have all Switches in the network maintained at the same BCS Software level.

  C21.2 The Supplier is keen to encourage the wide spread use of its advanced Software and hence will allow [CONFIDENTIAL PORTION OMITTED]

       C21.2.1 The Supplier is notified in advance of the use of the additional modules so that the product configuration can be audited to identify (1) any additional Product requirements; (2) the suitability of the Software release and its proposed application in the UK; (3) and to ensure that appropriate support personnel are available (where necessary);

       C21.2.2 Customer agrees to allow Supplier to prepare a capacity analysis to ensure that no adverse impacts will occur due to the use of this additional Software;

       C21.2.3 Any additional Product(s) identified by Supplier as being required is purchased and installed in the Switch before the Software is used. The price for this Product [CONFIDENTIAL PORTION OMITTED]

  C21.3 Customer understands that Supplier may load Software Features on the BCS generic Software for which Customer will not have paid an Right To Use ("RTU"). Customer agrees that upon commercial deployment of such Feature(s) including use of such Feature by Customer's customers, the Software Right to Use shall be paid to Supplier as quoted under this Agreement.

  C21.4 Supplier shall prepare and package Software programs and releases, including maintenance releases, which will allow Customer to skip programs or releases as its discretion without being required to purchase or load skipped programs, Features, or releases provided that Customer loads at least every third BCS generic Software load.

  C21.5 Customer, at its discretion, may skip Batch Change Supplements ("BCS") generic Software programs. There will be no charge whatsoever for such programs skipped by Customer, and Customer shall not be charged any additional amounts to procure subsequent Software programs, other than the normal prices, less applicable discounts, for those subsequent Software programs.

  C21.6 Unless otherwise specified in an Order, Supplier shall provision each Switch with the most current commercially available Software BCS on the Delivery Date.

  C21.7 Supplier agrees to provide Customer with the following information, in writing, each time a new Software generic is released and ordered by Customer :

       C21.7.1 Notification of any known fault on a site specific Customer Service Report (CSR) with severity levels as defined under Exhibit B of this Agreement;

       C21.7.2       The criticality of each fault;

       C21.7.3 The impact of each fault on the operation of the Software and associated Products; and

       C21.7.4 Supplier's plans, schedules and performance results for corrective action and regression testing with respect to the faults identified in this Clause C21.7, as well as for continuing Software quality and reliability improvement.

       C21.7.5 Supplier agrees to provide the information described in this Clause C21.7 thirty (30) days prior to Delivery Date provided such release has been generally available for thirty (30) days.

C22      PLANNING INFORMATION

  C22.1 Supplier agrees to regularly provide Customer with a schedule for Switch Products and Software releases. Such schedule will be provided twelve (12) to eighteen (18) months prior to the general availability date of the Switch and/or Software release including Feature and other planning information such as release dates and planning costs.

  C22.2 Supplier agrees to issue a preliminary release letter ("Preliminary Release Letter") to Customer describing the Feature content of future Switch Software generic releases. Such Preliminary Release Letter will be delivered three (3) months prior to the general availability date of such Switch Software generic release. The Preliminary Release Letter shall provide detailed information for the operation, administration, and maintenance planning associated with the new capabilities and enhancements to the Switch Software generic release.

C23      QUALITY

  C23.1 In addition to the support requirements indicated in the Agreement, Supplier's ongoing support for Software releases shall include, but not be limited to, the following:

       C23.1.1 Supplier shall continue to provide information as specified under Clause C21.7 on an ongoing basis;

       C23.1.2 Publishing, maintaining and revising as necessary Software manuals and Documentation to incorporate new or revised operating procedures resulting from corrections to and revisions of the Software;

       C23.1.3       Assisting in Software problem identification;

       C23.1.4       Returning inoperable Software to operating condition; and

       C23.1.5       Issuing maintenance releases to Software.

  C23.2 The Supplier shall ensure that Electro Static Discharge ("ESD") notices are displayed on all racks and on the packing case of all loose circuit packs.

C24      TRAINING

  C24.1        [CONFIDENTIAL PORTION OMITTED]

  C24.2 It is understood, unless otherwise specified that available Training Credits will be used to pay for courses scheduled by Customer.

  C24.3 Customer and/or Consortium may apply Training Credits toward any training course, training Product(s), training Right to Use Fees, Computer Based Training ("CBT"), including tuition fees for CBT modules and instructor expenses for training performed on-site. Training Credits used for such purposes will be exchanged at the rate of [CONFIDENTIAL PORTION OMITTED] Additionally, Customer and/or Consortium may apply accrued free training credits toward the tuition fees of Supplier's Computer Based Training (CBT) modules .

  C24.4 Supplier agrees to provide a semi-annual sales seminar on newly developed Switch Features and Services at no additional charge.

  C24.5 The Supplier understands it is the Customer's intent to utilise CBT whenever possible. The Supplier agrees to develop and add courses to Suppliers' CBT curriculum, subject to Supplier's capability to develop such courses at a reasonable cost. The prioritisation of such course development shall be determined jointly, based on the Customers needs.

  C24.6 Supplier shall provide a calendar quarterly report of: Training Credits available to Customer and Consortium, new Training Credits added, Training Credits used for each calendar quarter and:

       C24.6.1       Total number of free training days available to Customer;

       C24.6.2       Number of training days used by trainees;

       C24.6.3       Trainee and franchise names; and

       C24.6.4       Course name/number taken.

C25      MARKETING

  C25.1 With respect to the marketing centre Supplier agrees that:

       C25.1.1 If the Agreement includes only the franchises [CONFIDENTIAL PORTION OMITTED] Supplier will provide an SRU [CONFIDENTIAL PORTION OMITTED] and the associated CPE [CONFIDENTIAL PORTION OMITTED] In addition, Supplier agrees to provide [CONFIDENTIAL PORTION OMITTED] for the franchises in which [CONFIDENTIAL PORTION OMITTED] at a site to be determined.

       C25.1.2       [CONFIDENTIAL PORTION OMITTED]

C26      CONFIGURATION AND PRICING SYSTEM

  C26.1 The Supplier shall demonstrate to Consortium its configuration and pricing system. If following such demonstration the system is deemed suitable by Consortium, during the term of this Agreement, Supplier will make the system available for Consortium's use. Customer understands that the system was designed for Supplier's internal use and is not fully supported as a commercial product. However, Supplier agrees to provide Consortium a reasonable amount of assistance in Consortium's use of such system.

C27      ONGOING SUPPORT

  C27.1 Supplier shall have a representative to act as Supplier's liaison to Customer's organisation. Such liaison shall be responsible for interfacing with Customer and for ensuring that Supplier provides and maintains a sufficient level of qualified technical and other personnel to completely support Customer's needs.

  C27.2 Customer and Supplier agree to pursue industry standardised interoperability and to participate in international and national standards bodies which have an effect upon Local Switches and their component Products, Software and Services. Supplier agrees to participate with Customer and Customer's other vendors in discussing and promoting agreement between the parties regarding interfaces and standards related to inter working with the Switches. Supplier also agrees to work co-operatively with Customer and other parties, including Customer Premises Equipment ("CPE") vendors, to resolve issues expeditiously.

C28      INTERVALS AND SCHEDULES

  C28.1 Supplier's Delivery Interval for Switches and individual Products, Software and Services shall be twenty (20) weeks unless such Order specifies a different Delivery Interval and Supplier accepts such Order in accordance with Clause 2.4.

C29      ONGOING SUPPORT FOR SOFTWARE RELEASES AFTER WARRANTY

  C29.1 After warranty, in the event Supplier's Software is determined to be non-compliant to the Specifications and requirements of this Agreement, Supplier shall correct such non-conforming Software to the original Specification at no additional charge to Customer.

C30      REPORTS

  C30.1 Supplier shall provide Customer a calendar quarterly Order and shipment report for Products Ordered under this Agreement which shall contain aggregate information for all Orders and shipments including sites sorted by:

  C30.2        Site name;

  C30.3        Site Order price (per Customer's Order);

  C30.4        Status of site schedule (i.e., ordered, delivered, installed);
               and

  C30.5        Actual total invoice amount per site;

  C30.6 Supplier shall deliver all reports required herein to the addresses specified under Exhibit A.

C31      ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH

  C31.1 Customer may procure a new Switch by issuing an Order. Such Order shall state the number of lines, Acceptance Date and any other pertinent information. Supplier's acceptance of such Order shall be in compliance with Clause 2.4 of this Agreement.

  C31.2 Upon receipt of such Order or as previously agreed between the parties, Supplier and Customer shall establish a date for a Customer Information (C/I) meeting, which will further define the site specific requirements for the Switch.

  C31.3 Subject to Clause 2.4.4, Customer shall be obligated to procure Product(s), Software and Services, and Supplier shall be obligated to provide Product(s), Software and Services, under this Exhibit A only when an Order has been accepted by Supplier.

  C31.4 Upon completion of the C/I, Supplier shall respond to Customer with a document which provides a detailed breakdown of Products, Software and Services required to meet Customer's requirements and Specifications as defined in the C/I. At such time the Order will be amended and agreed between the parties in writing to reflect the changes resulting from the C/I.

C32      INSTALLATION

  C32.1 The Supplier will act on Customer's behalf and provide the necessary Technical Support required to obtain C7 Certification and PTO interconnection with Mercury. If interconnection with British Telecom Communications Limited ("BT") is required Customer and Supplier shall mutually agree upon any additional time required to complete such C7 certification and Interconnection.

  C32.2 Customer shall remain responsible for completing the required interconnect agreements with Mercury and BT as well as for providing all the transmission and transport facilities required for such interconnection. Supplier's responsibility is to assist in all technical aspects associated with the Purchases which will involve:

       C32.2.1 Assistance in preparing the Switch for C7 interconnect testing;

       C32.2.2 Performing Switch test cases during the C7 interconnect test phase,

       C32.2.3 Analysing and where possible rectifying any potential problems pertaining to the Switch;

       C32.2.4       Attending Interconnect Technical planning meetings;

       C32.2.5 Assisting in completion of technical documentation relating to the Switch and required by the C7 interconnect agreement.

               The Technical Support does not include activities such as booking appropriate testing slots with interconnect partners, ordering transmission links or attending commercial meetings.

  C32.3 All line and trunk datafill provided by the Customer will be included in the in-service databuild.

  C32.4 If requested, Supplier will assist Customer in transferring existing customers from Mercury RCU's onto the Switch. Supplier will fully project manage and engineer this operation for an additional [CONFIDENTIAL PORTION OMITTED]

EXHIBIT C         APPENDIX I

CI-1     SUPPLIER'S OFFER

This Appendix 1 to Exhibit C of the Agreement incorporates Supplier's Proposal and all subsequent correspondence relating to the Proposal shall serve to modify, delete, clarify, or add to the referenced Clause(s) of Supplier's Proposal and correspondence.

EXHIBIT C         APPENDIX II

CII-1    PRICE PER LINE

This Appendix 2 to Exhibit C of the Agreement contains the Product(s) and Software contained in the price per line stated in Clause C4.1 and the associated assumptions.

Price includes Product as defined in herein, [CONFIDENTIAL PORTION OMITTED] These prices include all customs and import duties, but exclude VAT.

Prices exclude [CONFIDENTIAL PORTION OMITTED]

ENGINEERING ASSUMPTIONS

PERCENT OF ALL LINES:


------------------------------------------------------------------------------------------------------
                                            TRAFFIC          % LINES EQUIPPED     CALL HOLDING TIME
                                           (ERLANGS)
------------------------------------------------------------------------------------------------------
BUSINESS LINES

-------------------------------------
RESIDENTIAL LINES                                     [CONFIDENTIAL PORTION OMITTED]

-------------------------------------
TRUNK TRAFFIC

-------------------------------------
ON-NET/OFF-NET TRAFFIC SPLIT
------------------------------------------------------------------------------------------------------


FEATURES (% OF ALL LINES).

[CONFIDENTIAL PORTION OMITTED]

MAJOR PRODUCT ELEMENTS INCLUDED ARE:

[CONFIDENTIAL PORTION OMITTED]

[CONFIDENTIAL PORTION OMITTED]

[CONFIDENTIAL PORTION OMITTED]

[CONFIDENTIAL PORTION OMITTED]

TELEWEST GROUP, GENERAL PURCHASING AGREEMENT

---------------------------------------------------- ------------------- ----------------------- ----------------
HOST NAME                                            RSC (5000 LINES)
---------------------------------------------------- ------------------- ----------------------- ----------------

---------------------------------------------------- ------------------- ----------------------- ----------------


---------------------------------------------------- ------------------- ----------------------- ----------------

                    Description                          Subsystem               Module             Quantity

---------------------------------------------------- ------------------- ----------------------- ----------------
6000B 2.2M Digital Distribution Frame with blocks    OEM                 OEM DDF                               1
---------------------------------------------------- ------------------- ----------------------- ----------------
6002A Main Distribution Frame - no connectors.       OEM                 OEM MDF FRAME                         6
---------------------------------------------------- ------------------- ----------------------- ----------------
Krone 237A Connection Strip.                         OEM                 OEM MDF STRIP                     1,025
---------------------------------------------------- ------------------- ----------------------- ----------------
Coax cable for XPM's                                 OEM                 OEM XPM CABLE                         5
---------------------------------------------------- ------------------- ----------------------- ----------------
MTM Conference Circuit Shelf                         TM EQUIPT           MTM CONF                              3
---------------------------------------------------- ------------------- ----------------------- ----------------
2 Processor LGC Cabinet                              XPM                 U2XPMCAB                              1
---------------------------------------------------- ------------------- ----------------------- ----------------
2 Processor XPM module.                              PLGC                XPM 2P                                2
---------------------------------------------------- ------------------- ----------------------- ----------------
XPM Fibre Interface                                  PLGC                XPM IF FIBRE                          2
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 CP                                            PLGC                PCM30X2                              12
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 Signalling CP                                 PLGC                PCMSIG                                4
---------------------------------------------------- ------------------- ----------------------- ----------------
Universal Tone Receivers                             PLGC                UTR                                   4
---------------------------------------------------- ------------------- ----------------------- ----------------
Cabinetised   Remote   Switching   Centre   (SDH  -  CRSC EQUIPT         CRSC BASE                             2
International)
---------------------------------------------------- ------------------- ----------------------- ----------------
2 x 2Mbit/S Packlet for CRSC or CEXT                 CRSC EQUIPT         CRSC PCM30                            8
---------------------------------------------------- ------------------- ----------------------- ----------------
Power Distribution Centre                            CRSC EQUIPT         PDC                                   2
---------------------------------------------------- ------------------- ----------------------- ----------------
Line Concentrating Equipment Cabinet                 CRSC EQUIPT         LCE                                   4
---------------------------------------------------- ------------------- ----------------------- ----------------
Line Concentrator Module.                            CRSC EQUIPT         LCM                                   8
---------------------------------------------------- ------------------- ----------------------- ----------------
Line Drawer (Non ISDN)                               CRSC EQUIPT         LD                                   80
---------------------------------------------------- ------------------- ----------------------- ----------------
World Line Card Type A                               CRSC EQUIPT         LCWORLDA                          5,000
---------------------------------------------------- ------------------- ----------------------- ----------------



                                       54

---------------------------------------------------- ------------------- ----------------------- ----------------
HOST NAME                                            RLCM (600 LINES)
---------------------------------------------------- ------------------- ----------------------- ----------------


---------------------------------------------------- ------------------- ----------------------- ----------------


---------------------------------------------------- ------------------- ----------------------- ----------------


---------------------------------------------------- ------------------- ----------------------- ----------------

                    Description                          Subsystem               Module             Quantity
---------------------------------------------------- ------------------- ----------------------- ----------------
6002A Main Distribution Frame - no connectors.       OEM                 OEM MDF FRAME                         1
---------------------------------------------------- ------------------- ----------------------- ----------------
Krone 237A Connection Strip.                         OEM                 OEM MDF STRIP                       123
---------------------------------------------------- ------------------- ----------------------- ----------------
Coax cable for XPM's                                 OEM                 OEM XPM CABLE                         1
---------------------------------------------------- ------------------- ----------------------- ----------------
3 Procesor XPM - P3LGC or P3DTC                      PLGC                XPM 3P                                1
---------------------------------------------------- ------------------- ----------------------- ----------------
XPM Fibre Interface                                  PLGC                XPM IF FIBRE                          1
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 CP                                            PLGC                PCM30X2                               2
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 Signalling CP                                 PLGC                PCMSIG                                2
---------------------------------------------------- ------------------- ----------------------- ----------------
Universal Tone Receivers                             PLGC                UTR                                   2
---------------------------------------------------- ------------------- ----------------------- ----------------
Remote Line Concentrator Unit                        RLC EQUIPT          RLCM                                  1
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM30 Line Drawer                                    RLC EQUIPT          PLD                                  10
---------------------------------------------------- ------------------- ----------------------- ----------------


---------------------------------------------------- ------------------- ----------------------- ----------------
HOST NAME                                            SRU (240 LINES)
---------------------------------------------------- ------------------- ----------------------- ----------------

---------------------------------------------------- ------------------- ----------------------- ----------------

---------------------------------------------------- ------------------- ----------------------- ----------------

---------------------------------------------------- ------------------- ----------------------- ----------------

---------------------------------------------------- ------------------- ----------------------- ----------------

                    Description                          Subsystem               Module             Quantity
---------------------------------------------------- ------------------- ----------------------- ----------------
Krone 237A Connection Strip.                         OEM                 OEM MDF STRIP                        25
---------------------------------------------------- ------------------- ----------------------- ----------------
Base OEM Equipment per SRU                           OEM                 OEM SRU BASE                          1
---------------------------------------------------- ------------------- ----------------------- ----------------
Coax cable for XPM's                                 OEM                 OEM XPM CABLE                         1
---------------------------------------------------- ------------------- ----------------------- ----------------
2 Processor LGC Cabinet                              XPM                 U2XPMCAB                              1
---------------------------------------------------- ------------------- ----------------------- ----------------
2 Processor XPM module.                              PLGC                XPM 2P                                1
---------------------------------------------------- ------------------- ----------------------- ----------------
XPM Fibre Interface                                  PLGC                XPM IF FIBRE                          1
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 CP                                            PLGC                PCM30X2                               1
---------------------------------------------------- ------------------- ----------------------- ----------------
PCM 30 Signalling CP                                 PLGC                PCMSIG                                2
---------------------------------------------------- ------------------- ----------------------- ----------------
Universal Tone Receivers                             PLGC                UTR                                   2
---------------------------------------------------- ------------------- ----------------------- ----------------
Small Remote Unit 240 Line unit                      SRU                 SRU BASE                              1
---------------------------------------------------- ------------------- ----------------------- ----------------
Power for Small Remote Unit 240 Line                 SRU                 SRU POWER                             1
---------------------------------------------------- ------------------- ----------------------- ----------------
BIC & PUPS for SRU Line Drawers                      SRU                 SRU BIC                               3
---------------------------------------------------- ------------------- ----------------------- ----------------
World Line Card Type A                               SRU                 LCWORLDA                            240
---------------------------------------------------- ------------------- ----------------------- ----------------


[CONFIDENTIAL PORTION OMITTED]

CII-2    TECHNICAL SUPPORT SERVICES TABLE


-----------------------------------------------------------------------------------------------------
PER HOUR                                              PRICE             PRICE            PRICE
                                                  STANDARD TIME    TIME AND A HALF    DOUBLE TIME
-----------------------------------------------------------------------------------------------------
TECHNICAL ASSISTANCE SUPPORT (TAS)
-------------------------------------------------
FIELD IMPLEMENTATION
-------------------------------------------------
INSTALLATION
-------------------------------------------------
ENGINEERING                                               [CONFIDENTIAL PORTION OMITTED]
-------------------------------------------------
1ST LINE MAINTENANCE
-------------------------------------------------
VERIFICATION OFFICE
-------------------------------------------------
PROJECT MANAGEMENT (ALL OTHER CUSTOMERS)
-----------------------------------------------------------------------------------------------------


STANDARD TIME: 9.00 - 17.30 Monday to Friday

TIME & A HALF: 17.31-8.59 Monday to Friday and all day Saturday - price calculated at standard time plus 50%

DOUBLE TIME : Sundays and Statutory Holidays - price calculated at standard time plus 100%.

TRAINING

   PRICES

   [CONFIDENTIAL PORTION OMITTED] per student per day

   [CONFIDENTIAL PORTION OMITTED] per student per day (if > than 6 students from the same company booked on the same course)

   [CONFIDENTIAL PORTION OMITTED] per instructor day (up to a maximum of 6 students)

   [CONFIDENTIAL PORTION OMITTED] per extra student per day (up to 12 students)

DOCUMENTATION

   PAPER NTPS FOR NEW SWITCHES, PRICE

   DMS-100                 [CONFIDENTIAL PORTION OMITTED]

   DMS-100/250             [CONFIDENTIAL PORTION OMITTED]

   DMS-300                 [CONFIDENTIAL PORTION OMITTED]


   PAPER NTPS FOR BCS UPDATES, PRICE

   DMS-100                 [CONFIDENTIAL PORTION OMITTED]

   DMS-100/250             [CONFIDENTIAL PORTION OMITTED]

   DMS-300                 [CONFIDENTIAL PORTION OMITTED]

   BCS UPGRADE                      [CONFIDENTIAL PORTION OMITTED]

CII-3    REPAIR & RETURN TABLE



--------------------------------------------------------------------------------
                                      STANDARD PRICE       EMERGENCY PRICE (24
                                         (30 DAY)                HOURS)
--------------------------------------------------------------------------------
DIGITAL CIRCUIT PACKS
--------------------------------------
SUPERNODE CIRCUIT PACK
--------------------------------------
MAGNETIC TAPE DRIVE (MTD)
--------------------------------------
DISC DRIVE UNIT (DDU)                        [CONFIDENTIAL PORTION OMITTED]
--------------------------------------
LINE CARDS
--------------------------------------
CONSOLES
--------------------------------------
BUSINESS SETS
--------------------------------------
DELIVERY PRICES
--------------------------------------------------------------------------------


[CONFIDENTIAL PORTION OMITTED] per mile in excess of [CONFIDENTIAL PORTION OMITTED] miles (based on the distance between Maidenhead and the delivery address).

EXHIBIT C         APPENDIX III

DATED 1 MARCH 1993

BETWEEN TELEWEST GROUP AND NORTHERN TELECOM

CIII-1   PRICE LIST TABLE

UNIT PRICE IN POUNDS STERLING ((POUND)) LIST FOR DISCOUNTABLE ITEMS.



-------------------------------------------------------------------------------------------------------
                             FSP FRAME FAIL LAMP
                             ---------------------------------------------
                             LAMP
                             ---------------------------------------------
                             FSP FRAME FUSE 1.3AMP
                             ---------------------------------------------
                             FSP FRAME FUSE 3AMP
                             ---------------------------------------------
                             FSP FRAME FUSE 5AMP
                             ---------------------------------------------
                             FUSE HOLDER
                             ---------------------------------------------
                             FAN
                             ---------------------------------------------
                             SPARE DC FAN UNIT
                             ---------------------------------------------
                             48V DC FAN
                             ---------------------------------------------
                             CORE COOLING UNIT
                             ---------------------------------------------
                             HANDEST CORD
                             ---------------------------------------------
       [CONFIDENTIAL         AIR FILTER                                          [CONFIDENTIAL
                             ---------------------------------------------
                             BLOWER 48V DC
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
          PORTION            AIR FILTER                                             PORTION
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
                             JUMPER LINE CORD
                             ---------------------------------------------
          OMITTED]           AIR FILTER                                             OMITTED]
                             ---------------------------------------------
                             SRU BATTERY
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
                             RED WARNING LED INDICATORS
                             ---------------------------------------------
                             BUTTON CAP PKG
                             ---------------------------------------------
                             M5312 LITERATURE
                             ---------------------------------------------
                             M518/M536 BUTTON
                             ---------------------------------------------
                             BUTTON CAP PKG
                             ---------------------------------------------
                             GREEN WARNING LED INDICATORS
                             ---------------------------------------------
                             LAMP
                             ---------------------------------------------
                             COOK MTD SPARE LAMPS
                             ---------------------------------------------
                             TELE-HANDSET
                             ---------------------------------------------
                             SLC PATCH CORD 6' 6"
                             ---------------------------------------------
                             NJC PATCH CORD 6' 6"
                             ---------------------------------------------
                             CABLE ATTENDANT CONSOLE 30 M
                             ---------------------------------------------
                             CABLE ASSY
-------------------------------------------------------------------------------------------------------

                                       59

-------------------------------------------------------------------------------------------------------
                             CABLE ASSY
                             ---------------------------------------------
                             CABLE ASSY
                             ---------------------------------------------
                             ISOLATION MOUNTING H/W
                             ---------------------------------------------
                             LOGIC RETURN BUSBAR ASSEM
                             ---------------------------------------------
                             CABLE TERMINATION PRODUCT
                             ---------------------------------------------
                             CABLE TERMINATION PRODUCT
                             ---------------------------------------------
                             F.G.E. REMOTES
                             ---------------------------------------------
                             ISG LABEL FOR PDC FSP
                             ---------------------------------------------
                             ISG FOR DMS-100 REMOTES
                             ---------------------------------------------
                             SPLICE PLATE ASSEMBLIES
                             ---------------------------------------------
                             END COVER SUPPORT
                             ---------------------------------------------
                             AC MOUNTING PLATE
                             ---------------------------------------------
                             END GUARD INS ISOLATE GRD
                             ---------------------------------------------
                             END GUARD INS ISOLATE GRD
                             ---------------------------------------------
                             END GUARD INS ISOLATE GRD
                             ---------------------------------------------
                             END GUARD INS ISOLATE GRD
                             ---------------------------------------------
                             APPLCE OUTLET ISOLATE GRD
                             ---------------------------------------------
       [CONFIDENTIAL         AC FOR 1ST FR 2 SW 240V 50                          [CONFIDENTIAL
                             ---------------------------------------------
                             AC FOR LST FR 2 SW 240V 50
                             ---------------------------------------------
                             MISC SCANNER
                             ---------------------------------------------
          PORTION            DIG NET JCTR CNTG PNL NETC                             PORTION
                             ---------------------------------------------
                             DIG NET JCTR CNTG PNL
                             ---------------------------------------------
                             FRAME DOOR
                             ---------------------------------------------
          OMITTED]           FRAME LEVELLING (FEET)                                 OMITTED]
                             ---------------------------------------------
                             FRAME ISOLATION
                             ---------------------------------------------
                             FRAME DOOR INSTALLATION
                             ---------------------------------------------
                             END GUARD INSTALLATION
                             ---------------------------------------------
                             M10 ANCHOR ASSEMBLY
                             ---------------------------------------------
                             M12 ANCHOR ASSEMBLY
                             ---------------------------------------------
                             EARTHQUAKE FRAME JCTR
                             ---------------------------------------------
                             KICK PLATE ASSY
                             ---------------------------------------------
                             END PANEL
                             ---------------------------------------------
                             END PANEL
                             ---------------------------------------------
                             PLATE SHELF ASSY
                             ---------------------------------------------
                             REAR UPPER ACCESS PANEL
                             ---------------------------------------------
                             CABINET LEVELING MAT.
                             ---------------------------------------------
                             SUPERNODE CABLE TROUGH ASS
                             ---------------------------------------------
                             CABLE TROUGH JUNCTON
                             ---------------------------------------------
                             CABLE TROUGH END H/W
                             ---------------------------------------------
                             X-AISLE DUCT 2 SHIELDS
                             ---------------------------------------------
                             CABINET JUNCTION MAT
                             ---------------------------------------------
                             AISLE LAMP KIT
                             ---------------------------------------------
                             S/NODE SPARE STORAGE SHELF
-------------------------------------------------------------------------------------------------------

                                       60

-------------------------------------------------------------------------------------------------------
                             A/C BLANK COVER ASSY
                             ---------------------------------------------
                             FRAME FAIL LIGHT
                             ---------------------------------------------
                             ECORE/DMS RT SIDE JUNCT KIT
                             ---------------------------------------------
                             ECORE/DMS L SIDE JUNCT KIT
                             ---------------------------------------------
                             LOWER GRILL ASSY
                             ---------------------------------------------
                             POWER ACCESS PANEL ASSY
                             ---------------------------------------------
                             DOOR KIT
                             ---------------------------------------------
                             END PANEL ASSY RIGHT END
                             ---------------------------------------------
                             END PANEL ASSY LEFT END
                             ---------------------------------------------
                             AISLE LAMP KIT
                             ---------------------------------------------
                             FRAME FAIL LIGHT KIT
                             ---------------------------------------------
                             BLANK COVER ASSY
                             ---------------------------------------------
                             REAR KICKPLATE ASSY
                             ---------------------------------------------
                             KICK PLATE ASSY (GREY)
                             ---------------------------------------------
                             COMMON FRAMEWORK
                             ---------------------------------------------
                             EMI EARTHQUAKE FRMWK ASSY
                             ---------------------------------------------
       [CONFIDENTIAL         CABLE                                               [CONFIDENTIAL
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE TO DF
                             ---------------------------------------------
          PORTION            CABLE                                                  PORTION
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
          OMITTED]           CABLE                                                  OMITTED]
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             EIA DEV.-STAND ALONE MODEM
                             ---------------------------------------------
                             VDU - IOC, VT100 CL
                             ---------------------------------------------
                             CONNECTORIZED PTL10P26 CA
                             ---------------------------------------------
                             RIXON - IOC, S/A
                             ---------------------------------------------
                             DDU - IOC
                             ---------------------------------------------
                             DDU - IOC
                             ---------------------------------------------
                             CONTROLLER - SLC CABLE
                             ---------------------------------------------
                             CO CA 26GA E/W 1-32&3-8PIN
                             ---------------------------------------------
                             LSG-DF CABLE
                             ---------------------------------------------
                             TOPS04 DF CABLE
                             ---------------------------------------------
                             MCGM00 IOC - MOD  1/MODEM
                             ---------------------------------------------
                             CA NE-807A E/W 1-40P CONN
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CA PTL 25P E/W 2-40P CONNS
-------------------------------------------------------------------------------------------------------


                                       61

-------------------------------------------------------------------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             CA 811A E/W TWO 8PIN CONN
                             ---------------------------------------------
                             CA 18P E/W 1-32&25PIN CONN
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CA 18P 26E/W 2-32&1-37P CO
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             GE 2120 PRINTER CA
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
       [CONFIDENTIAL         CABLE                                               [CONFIDENTIAL
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
          PORTION            CONN CABLE                                             PORTION
                             ---------------------------------------------
                             TOPS POWER CABLE
                             ---------------------------------------------
                             CABLE MS TO ROS
                             ---------------------------------------------
          OMITTED]           CONN. CABLE ASSY                                       OMITTED]
                             ---------------------------------------------
                             CONN. CABLE ASSY
                             ---------------------------------------------
                             CONN. CABLE ASSY
                             ---------------------------------------------
                             CONN. CABLE ASSY
                             ---------------------------------------------
                             FSP BULKHEAD TO FSP BULK
                             ---------------------------------------------
                             PTL 5PR. 26AWG CABLE E/W 1
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CABLE
                             ---------------------------------------------
                             CA PTL 5P26 E/W 1-9PIN CO
                             ---------------------------------------------
                             VDU CABLE
                             ---------------------------------------------
                             CA 10P26 E/W 2-25PIN CONNS
                             ---------------------------------------------
                             CA 18P26 SH E/W 2-34PIN CO
                             ---------------------------------------------
                             CA 18P26 SH E/W 2-34PIN CO
                             ---------------------------------------------
                             CA PTL 5P26 E/W 1-10PIN CO
                             ---------------------------------------------
                             CA PTL 5P26 E/W 1-10PIN CO
                             ---------------------------------------------
                             INV - CU (2 PER CU)
                             ---------------------------------------------
                             PROTECTED AC
                             ---------------------------------------------
                             PROT. AC , INV-MAP
                             ---------------------------------------------
                             FSP
                             ---------------------------------------------
                             CABLE TROUGH-OTHER FRAMES
                             ---------------------------------------------
                             CABLE TROUGH-SLC,DNI
-------------------------------------------------------------------------------------------------------

                                       62

-------------------------------------------------------------------------------------------------------
                             CABLE TROUGH ASSY - PDC
                             ---------------------------------------------
                             CABLE TROUGH ASSY - PDC
                             ---------------------------------------------
                             EMI EXT ASSY 8'
                             ---------------------------------------------
                             FLTR CAP FOR EMI
                             ---------------------------------------------
                             POWER CONTROL AND ALARM CP
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
                             DISTRIBUTING FUSE PANEL A
                             ---------------------------------------------
                             DISTRIBUTING FUSE PANEL B
                             ---------------------------------------------
                             PDC FILLER PANEL ASSY
                             ---------------------------------------------
                             GND PANEL TOP FEED
                             ---------------------------------------------
                             GND PANEL BOTTOM FEED
                             ---------------------------------------------
                             FILTER PANEL
                             ---------------------------------------------
                             FUSE 10 AMP
                             ---------------------------------------------
                             FUSE 20 AMP
                             ---------------------------------------------
                             FUSE 5 AMP
                             ---------------------------------------------
       [CONFIDENTIAL         15A DIST FUSING KIT                                 [CONFIDENTIAL
                             ---------------------------------------------
                             30AMP DIST FUSE KIT
                             ---------------------------------------------
                             FUSE DISTN PANEL
                             ---------------------------------------------
          PORTION            FUSE DISTN PANEL                                       PORTION
                             ---------------------------------------------
                             GROUND PANEL (TOP) UL
                             ---------------------------------------------
                             GND PANEL BOTTOM FEED
                             ---------------------------------------------
          OMITTED]           PC KIT                                                 OMITTED]
                             ---------------------------------------------
                             POWER CABLE ASSEMBLY
                             ---------------------------------------------
                             POWER CABLE ASSEMBLY
                             ---------------------------------------------
                             MOUNTING HDWRE FOR MTD
                             ---------------------------------------------
                             MTD MTG ASSY
                             ---------------------------------------------
                             INT MAG TAPE DRIVE UNIT
                             ---------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             LOCAL CABLE,FSP-(32)
                             ---------------------------------------------
                             LOCAL CABLE,FSP-(18)
                             ---------------------------------------------
                             LOCAL CABLE,FSP-(04)
                             ---------------------------------------------
                             LOCAL CABLE,FSP-(18)
                             ---------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             INTERCO CA (MTM TO FSP)
                             ---------------------------------------------
                             CABLE & PLUG ASSEMBLY
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
-------------------------------------------------------------------------------------------------------

                                       63

-------------------------------------------------------------------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FILLER FACE PLATE
                             ---------------------------------------------
                             FUSE ALARM CP
                             ---------------------------------------------
                             NETWORK SLC PANEL
                             ---------------------------------------------
                             PERIPHERAL SLC PANEL
                             ---------------------------------------------
                             MAP CTR SECT WITH JACKS
                             ---------------------------------------------
                             MAP COUNTER SECTION
                             ---------------------------------------------
                             MAP SHELF SECTION
                             ---------------------------------------------
                             TEST TRUNK JACK BOX ASSY
                             ---------------------------------------------
                             EMI LABELS
                             ---------------------------------------------
                             TRUNK TEST CENTRE AUDIBLE
                             ---------------------------------------------
                             ALARM CONTROL AND DISPLAY
                             ---------------------------------------------
                             ALARM DISPLAY PANEL
                             ---------------------------------------------
                             ACDP PANEL
                             ---------------------------------------------
                             EXIT ALARM DISPLAY PANEL
                             ---------------------------------------------
                             ALARM AUDIBLE PANEL
                             ---------------------------------------------
       [CONFIDENTIAL         IN/OP CONTROL TERM CP                               [CONFIDENTIAL
                             ---------------------------------------------
                             TRUNK MODULE PROCESSOR CP
                             ---------------------------------------------
                             T.M. PROCESSOR
                             ---------------------------------------------
          PORTION            INTERNATIONAL TRK MOD CP                               PORTION
                             ---------------------------------------------
                             FRAME DOORS
                             ---------------------------------------------
                             FRAME DOORS (MISC)
                             ---------------------------------------------
          OMITTED]           FRAME DOORS REAR (1 PAIR)                              OMITTED]
                             ---------------------------------------------
                             FRAME DOORS FRONT (1 PAIR)
                             ---------------------------------------------
                             TRIM PANELS
                             ---------------------------------------------
                             FRAME TRIM PANELS
                             ---------------------------------------------
                             END GUARD ASSY ISOLATE GRD
                             ---------------------------------------------
                             END GUARD ASSY ISOLATE GRD
                             ---------------------------------------------
                             X-AISLE DUCT 3SHLD-31.90IN
                             ---------------------------------------------
                             CAGE FILLER PANEL ASSEMBLY
                             ---------------------------------------------
                             MAINTENANCE SPARE STORAGE
                             ---------------------------------------------
                             RSE/MIS FRAME SUPY PANEL
                             ---------------------------------------------
                             MIS FR SUPV PANEL
                             ---------------------------------------------
                             DATA LINK CONTROL
                             ---------------------------------------------
                             ALARM & CONVERTER DRIVE
                             ---------------------------------------------
                             CONVERTER DRIVE CKT
                             ---------------------------------------------
                             CONV DRIVE & PROTECTION C
                             ---------------------------------------------
                             ALARM DR & PROTECT CKT NET
                             ---------------------------------------------
                             48V FAN INVERTER
                             ---------------------------------------------
                             CABLE BRAID ASSY 7.00IN.
                             ---------------------------------------------
                             BUS BAR ASSEMBLY
                             ---------------------------------------------
                             GROUND BAR ASSEMBLY
                             ---------------------------------------------
                             CABLE BRAID ASSEMBLY
-------------------------------------------------------------------------------------------------------

                                       64

-------------------------------------------------------------------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             POWER CABLE
                             ---------------------------------------------
                             POWER CABLE, FSP-MTM(65)
                             ---------------------------------------------
                             PWR CABLE-TAE,TAN(18) TEST
                             ---------------------------------------------
                             PWR CABLE-TAE,TAN(51) TEST
                             ---------------------------------------------
                             POWER CABLE IOE,DDU (18)
                             ---------------------------------------------
                             POWER CABLE ASSY 33.5 IN.
                             ---------------------------------------------
                             POWER CABLE ASSY 26.0 IN.
                             ---------------------------------------------
                             POWER CABLE IOE,DDU (04)
                             ---------------------------------------------
                             POWER CABLE IOE,DDU (04)
                             ---------------------------------------------
                             POWER CABLE ASSEMBLY
                             ---------------------------------------------
                             CA 5P26 E/W ONE 10P CO
                             ---------------------------------------------
                             CA SHLD 2P 22 E/W 1-9P CO
                             ---------------------------------------------
                             V35 CABLE ( 34 PIN TO 34 PIN) 25M
                             ---------------------------------------------
                             V35 CABLE ( 34 PIN TO 25 PIN) 25M
                             ---------------------------------------------
       [CONFIDENTIAL         RS232 CABLE ( 34 PIN TO 25 PIN) 25M                 [CONFIDENTIAL
                             ---------------------------------------------
                             102 TEST (MILLIWATT)
                             ---------------------------------------------
                             RECEIVER OFF HOOK TONE
                             ---------------------------------------------
          PORTION            INTERNATIONAL TEST TRUNK                               PORTION
                             ---------------------------------------------
                             102 TEST MILLIWATT - 10DBM
                             ---------------------------------------------
                             CMC PROCESSOR INTERFACE CP
                             ---------------------------------------------
          OMITTED]           CMC OUTGOING CONTROLLER CP                             OMITTED]
                             ---------------------------------------------
                             CMC INCOMING CONTROLLER CP
                             ---------------------------------------------
                             CMC PERIPH I/F CP
                             ---------------------------------------------
                             CMC COMMON CONTROL CP
                             ---------------------------------------------
                             PROC. 8MW PROG STORE PORT
                             ---------------------------------------------
                             PROCESSOR STACK (4KW) CP
                             ---------------------------------------------
                             PROCESSOR A.L.F. CP
                             ---------------------------------------------
                             PROCESSOR 8KW ROM CP
                             ---------------------------------------------
                             PROC. TIMING AND CONTR CP
                             ---------------------------------------------
                             PROCESSOR MAINTENANCE CP
                             ---------------------------------------------
                             UNBALANCED DATA PORT EXT
                             ---------------------------------------------
                             BAL DATA PORT EXT
                             ---------------------------------------------
                             CMC INTERFACE(40 MHZ) CP
                             ---------------------------------------------
                             JACK ENDED TRUNK
                             ---------------------------------------------
                             DISK DRIVE CONTROLLER
                             ---------------------------------------------
                             DDU CONTROLLER
                             ---------------------------------------------
                             I/0 MSG CONTROLLER CP
                             ---------------------------------------------
                             I/O MSG CONTROLLER CP
                             ---------------------------------------------
                             TERMINAL CONTROLLER CARD
                             ---------------------------------------------
                             I/O TERMINAL CONTROLLER
-------------------------------------------------------------------------------------------------------

                                       65

-------------------------------------------------------------------------------------------------------
                             NINE TRACK TAPE CTRL(COOK)
                             ---------------------------------------------
                             NINE TRACK TAPE CTRL(COOK)
                             ---------------------------------------------
                             A-LAW DIG REC ANN CONT
                             ---------------------------------------------
                             DRA RECORDABLE MEMORY
                             ---------------------------------------------
                             POWER CONV +/-5V 12 24V
                             ---------------------------------------------
                             MCCS CUSTOM ANN CP
                             ---------------------------------------------
                             MULTIPROTOCOL CONTROL CP
                             ---------------------------------------------
                             ENHANCED EMPC (X.25)
                             ---------------------------------------------
                             A-LAW TEST SIGNAL GEN CP
                             ---------------------------------------------
                             TM CODEC CKT PACK
                             ---------------------------------------------
                             OV/4UA PWK LVNV
                             ---------------------------------------------
                             5V/40A POWER CONV CP
                             ---------------------------------------------
                             MULTI O/P PWR CONVERTER
                             ---------------------------------------------
                             MULTI OP UWR CONV. EMI. SH
                             ---------------------------------------------
                             TM NETWORK INTERFACE A-LAW
                             ---------------------------------------------
                             A-LAW TRMSN TEST UN CONT
                             ---------------------------------------------
       [CONFIDENTIAL         4 CHAN DGTL MF RCVR A-LAW                           [CONFIDENTIAL
                             ---------------------------------------------
                             4 CHAN DGTL MF RCVR
                             ---------------------------------------------
                             A-LAW DTMF RECEIVER FOR UK
                             ---------------------------------------------
          PORTION            TM/CONTROL CP                                          PORTION
                             ---------------------------------------------
                             A-LAW TTU DIGITAL FILTER
                             ---------------------------------------------
                             SD CARD I
                             ---------------------------------------------
          OMITTED]           A-LAW GRP CODEC & TONES CP                             OMITTED]
                             ---------------------------------------------
                             A-LAW GRP CODEC & TONES CP
                             ---------------------------------------------
                             GROUP CRDEC CP
                             ---------------------------------------------
                             GROUP CODEC BRITISH TELECOM PLC 250 CP
                             ---------------------------------------------
                             PWR CONV +/-5V,12V 50A CP
                             ---------------------------------------------
                             PC KIT FOR NT2X70AE
                             ---------------------------------------------
                             CONV.,0+/- 5V,+/- 12V
                             ---------------------------------------------
                             TRANSMISSION TERM TRK
                             ---------------------------------------------
                             4W TRK 600 OHM DC5A
                             ---------------------------------------------
                             LOOP AROUND TEST LINE
                             ---------------------------------------------
                             LP ARROUND TST LN A-LAW CP
                             ---------------------------------------------
                             COM. BAL. NTWK 900 OHM
                             ---------------------------------------------
                             COM. BAL. NTWK 600 OHM
                             ---------------------------------------------
                             COM. BAL. NTWK 900 OHM FIX
                             ---------------------------------------------
                             COMPROMISE BALANCE NETWORK
                             ---------------------------------------------
                             COMPROMISE BALANCE NETWORK
                             ---------------------------------------------
                             INC/OGT TEST TRUNK
                             ---------------------------------------------
                             INC/OGT TEST TRUNK CP
                             ---------------------------------------------
                             A-LAW PCM LEVEL METER CP
                             ---------------------------------------------
                             TOPS CONTROL PROCESSOR
                             ---------------------------------------------
                             TOPS DIG. SIG. PROCESSOR
-------------------------------------------------------------------------------------------------------

                                       66

------------------------------------------------------------------------------------------------------
                             8 X 8 MATRIX
                             ---------------------------------------------
                             MASTER CLOCK GEN
                             ---------------------------------------------
                             SYNCH MASTER CLK CNTRL CP
                             ---------------------------------------------
                             SYNCH CLK MASTER OSCIL CP
                             ---------------------------------------------
                             DIFF. MEM BUS I/F &TERM
                             ---------------------------------------------
                             CONF CKT E/W TBI TONE CP
                             ---------------------------------------------
                             TONE GEN - PRMT PST CONF
                             ---------------------------------------------
                             TONE GEN - CALL WAITING
                             ---------------------------------------------
                             TONE GENERATOR
                             ---------------------------------------------
                             TONE GEN - CALL WAITING
                             ---------------------------------------------
                             NTWK CONTROL PROC CP E-COR
                             ---------------------------------------------
                             NET P-SIDE MSG PROCESSOR
                             ---------------------------------------------
                             NETWORK CLOCK CP
                             ---------------------------------------------
                             OAU DEAD SYS W UNIQUE AUD
                             ---------------------------------------------
                             OAU DEAD SYS W/COM AUD
                             ---------------------------------------------
                             OAU ALARM TRANSFER
                             ---------------------------------------------
       [CONFIDENTIAL         ALARM X-CONNECT UNIT                                [CONFIDENTIAL
                             ---------------------------------------------
                             COOLING INVERTER UNIT
                             ---------------------------------------------
                             DC FAN COOLING UNIT
                             ---------------------------------------------
          PORTION            MISC H/W FOR DDU                                       PORTION
                             ---------------------------------------------
                             DDU SHELF ASSY
                             ---------------------------------------------
                             16MW MEMORY CONTROL CP
                             ---------------------------------------------
          OMITTED]           1MW MOS MEMORY CP                                      OMITTED]
                             ---------------------------------------------
                             MTU CONTROLLER
                             ---------------------------------------------
                             MTU ANALOGUE
                             ---------------------------------------------
                             MTU
                             ---------------------------------------------
                             RECTIFIER
                             ---------------------------------------------
                             CCITT#5 TRK FOR TAN
                             ---------------------------------------------
                             CCITT NO.5 TRUNK CP
                             ---------------------------------------------
                             AUDIO TONE DETECT (UK) CP
                             ---------------------------------------------
                             COMMUNICATION TRUNK
                             ---------------------------------------------
                             COMMUNICATION TRUNK
                             ---------------------------------------------
                             CP EXTENDER ASSEMBLY
                             ---------------------------------------------
                             LINE DRAWER
                             ---------------------------------------------
                             LINE DRAWER FILLER
                             ---------------------------------------------
                             LINE DRAWER
                             ---------------------------------------------
                             PCM 30 LINE DRAWER INC BIC
                             ---------------------------------------------
                             RSC TERMINAL BOARD
                             ---------------------------------------------
                             ALARM BATTERY SUPPLY WRG
                             ---------------------------------------------
                             TYPE C LINE CARD
                             ---------------------------------------------
                             CABLE ASSY
                             ---------------------------------------------
                             RLCM FSP WITH POWER DIST
                             ---------------------------------------------
                             PCM 30 INTERFACE CP
-------------------------------------------------------------------------------------------------------

                                       67

-------------------------------------------------------------------------------------------------------
                             PCM 30 INTERFACE CP
                             ---------------------------------------------
                             ENHANCED PCM30 INTERFACE CARD
                             ---------------------------------------------
                             PCM 30 X 2 LINE CARD 4 SLOT
                             ---------------------------------------------
                             PCM 30 SIGNALLING CP
                             ---------------------------------------------
                             PCM 30 SIGNALLING CP
                             ---------------------------------------------
                             RINGING GENERATOR CP
                             ---------------------------------------------
                             LCE FRAME SUPV PANEL
                             ---------------------------------------------
                             FSP ALARM CP
                             ---------------------------------------------
                             FSP ALARM CP
                             ---------------------------------------------
                             ALARM CP (SRU)
                             ---------------------------------------------
                             DS30 NETWORK INTERFACE CP
                             ---------------------------------------------
                             DS30 NETWORK INTERFACE CP
                             ---------------------------------------------
                             SPEECH BUS FORMATTER CP
                             ---------------------------------------------
                             SPEECH BUS FORMAT (TURKEY)
                             ---------------------------------------------
                             CHANNEL SUPERVISION MGS CP
                             ---------------------------------------------
                             MSG INTERFACE CP
                             ---------------------------------------------
                             MSG INTERFACE CP
                             ---------------------------------------------
       [CONFIDENTIAL         TIME SWITCH CP                                      [CONFIDENTIAL
                             ---------------------------------------------
                             TIME SWITCH CP  (DPNSS)
                             ---------------------------------------------
                             TIME SWITCH CP
                             ---------------------------------------------
          PORTION            LGC/DTC PROCESSOR                                      PORTION
                             ---------------------------------------------
                             ENHANCED LGC/DTC PROCESSOR
                             ---------------------------------------------
                             UPGRADED SIGNALING PROCESS
                             ---------------------------------------------
          OMITTED]           MASTER PROC MEMORY PLUS CP                             OMITTED]
                             ---------------------------------------------
                             MP MEMORY PLUS
                             ---------------------------------------------
                             DS30A LCM INTERFACE CP
                             ---------------------------------------------
                             LCM PROCESSOR
                             ---------------------------------------------
                             LCM PROCESSOR ENHANCED
                             ---------------------------------------------
                             DIGROUP CONTROL
                             ---------------------------------------------
                             DIGROUP CTLR CP
                             ---------------------------------------------
                             POWER CONV 5V/15/
                             ---------------------------------------------
                             BUS INTERFACE CP
                             ---------------------------------------------
                             PLD BUS INTERFACE CARD
                             ---------------------------------------------
                             RINGING GENERATOR
                             ---------------------------------------------
                             REMOTE RING GENERATOR CP
                             ---------------------------------------------
                             CCS7 SIGNALLING TERM CP
                             ---------------------------------------------
                             DPNSS SIGNALLING TERM CP
                             ---------------------------------------------
                             SIGNALLING TERM BUFFER CP
                             ---------------------------------------------
                             SIGNALLING TERM INTERFACE
                             ---------------------------------------------
                             STI WITH TERMINATOR
                             ---------------------------------------------
                             NEW MESSAGING CP
                             ---------------------------------------------
                             MSG PROT & DOWNLOADABLE TO
                             ---------------------------------------------
                             DATA LINE CARD
-------------------------------------------------------------------------------------------------------

                                       68

-------------------------------------------------------------------------------------------------------
                             LINK CONTROL
                             ---------------------------------------------
                             RMM CONTROL
                             ---------------------------------------------
                             ESA TONE AND CLOCK
                             ---------------------------------------------
                             UNIVERSAL TONE RECEIVER CP
                             ---------------------------------------------
                             UK LINE CARD
                             ---------------------------------------------
                             SRU BATTERY CHARGING UNIT
                             ---------------------------------------------
                             BATTERY CHARGING UNIT SHELF ASSY
                             ---------------------------------------------
                             NETWORK PORT CP
                             ---------------------------------------------
                             X-POINT CP (INTERNATIONAL)
                             ---------------------------------------------
                             TEST CODE CP
                             ---------------------------------------------
                             SRU COOLING UNIT
                             ---------------------------------------------
                             ISDN LCME POWER CONVERTOR
                             ---------------------------------------------
                             ALARM CABLE ASSY
                             ---------------------------------------------
                             DS-30 CABLE
                             ---------------------------------------------
                             CABLE ASSY (FFP-EALP)
                             ---------------------------------------------
                             CABLE ASSEMBLY
                             ---------------------------------------------
       [CONFIDENTIAL         CABLE ASSY                                          [CONFIDENTIAL
                             ---------------------------------------------
                             FSP TO END AISLE LIGHT CA
                             ---------------------------------------------
                             CONN CABLE ASSEMBLY
                             ---------------------------------------------
          PORTION            DS-30 CABLE                                            PORTION
                             ---------------------------------------------
                             MSG SWT DS30 INTF CA ASSY
                             ---------------------------------------------
                             MSG SWT DS30 INTF CA ASSY
                             ---------------------------------------------
          OMITTED]           MSG SWT DS30 INTF CA ASSY                              OMITTED]
                             ---------------------------------------------
                             POWER CABLE KIT
                             ---------------------------------------------
                             CABLE ASSEMBLY 9*54 COAX
                             ---------------------------------------------
                             RS232C & CURRENT LOOP CABLE
                             ---------------------------------------------
                             CMT-BUS EXT LOCAL CABLE
                             ---------------------------------------------
                             CPU PORT CP
                             ---------------------------------------------
                             CPU PORT CP
                             ---------------------------------------------
                             CPU (STATIC RAM) CP
                             ---------------------------------------------
                             CPU (STATIC RAM) CP
                             ---------------------------------------------
                             CPU WITH MEMORY
                             ---------------------------------------------
                             CPU WITH MEMORY
                             ---------------------------------------------
                             68030 PROCESSOR CP (40MHZ)
                             ---------------------------------------------
                             MEM 6M CP (SYNCH OVERIDE)
                             ---------------------------------------------
                             24MB MEMORY CP
                             ---------------------------------------------
                             MAPPER CIRCUIT PACK
                             ---------------------------------------------
                             MS-4PORT CIRCUIT PACK
                             ---------------------------------------------
                             FILLER CIRCUIT PACK
                             ---------------------------------------------
                             FILLER PADDLEBOARD CP
                             ---------------------------------------------
                             PWR CONVERT FILLER PK ASSY
                             ---------------------------------------------
                             DS512 PADDLEBOARD CP
                             ---------------------------------------------
                             CMBUS TERMINATOR PADDLEBRD
-------------------------------------------------------------------------------------------------------

                                       69

-------------------------------------------------------------------------------------------------------
                             CM SUBSYS CLOCK PDBRD
                             ---------------------------------------------
                             DS30 4PORT PADDLEBOARD CP
                             ---------------------------------------------
                             TERMINAL INTERFACE PB CP
                             ---------------------------------------------
                             REMOTE TERM. INTERFACE CP
                             ---------------------------------------------
                             CM BUS EXT PADDLEBRD CP
                             ---------------------------------------------
                             CM BUS EXT PB
                             ---------------------------------------------
                             +5VOLTS POWER CONVERTER CP
                             ---------------------------------------------
                             -5VOLTS POWER CONVERTER CP
                             ---------------------------------------------
                             M.S. LOAD PADDLEBOARD
                             ---------------------------------------------
                             NTWK INTERF MOD COMM PACKS
                             ---------------------------------------------
                             +12V PWR CONVERTER
                             ---------------------------------------------
                             MS P-BUS TERMINATOR CP
                             ---------------------------------------------
       [CONFIDENTIAL         T-BUS ACCESS CP                                     [CONFIDENTIAL
                             ---------------------------------------------
                             MS CLOCK CP
                             ---------------------------------------------
                             MS SYS CLK-EXT OPTION 1 CP
                             ---------------------------------------------
          PORTION            MS EXT CLOCK INTR PDBOARD                              PORTION
                             ---------------------------------------------
                             SUBSYSTEM CLOCK PB
                             ---------------------------------------------
                             DS-30 BULKHEAD I/F LEFT
                             ---------------------------------------------
          OMITTED]           DS-30 BULKHEAD I/F RIGHT                               OMITTED]
                             ---------------------------------------------
                             DS-30 BULKHEAD I/F LEFT
                             ---------------------------------------------
                             DS-30 BULKHEAD I/F RIGHT
                             ---------------------------------------------
                             FILTER BULKHEAD PNL LEFT
                             ---------------------------------------------
                             FILTER BULKHEAD PNL RIGHT
                             ---------------------------------------------
                             DS-30 BULKHEAD IF (RIGHT)
                             ---------------------------------------------
                             CABLE BULKHEAD RIGHT
                             ---------------------------------------------
                             CABLE BULKHEAD LEFT
                             ---------------------------------------------
                             ISDN LINE DRAWER
                             ---------------------------------------------
                             LCME PROCESSOR CP
                             ---------------------------------------------
                             LCMI DIDGROUP CONTROLLER CP
                             ---------------------------------------------
                             ISDN ENHANCED LINE DRAWER BIC
                             ---------------------------------------------
                             ISDN ENHANCED LINE DRAWER PUPS CP
                             ---------------------------------------------
                             PRLCC CABLE
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
                             CARD KEY BUTTON LABEL
                             ---------------------------------------------
                             AIR FILTER
                             ---------------------------------------------
                             BUTTON LABEL
-------------------------------------------------------------------------------------------------------

                                       70

CIII-2   UNIT PRICE LIST TABLE FOR NON-DISCOUNTABLE ITEMS

THE FOLLOWING ITEMS ARE ALL UK SOURCED, PRICES ARE AVAILABLE ON APPLICATION.



------------------------------------------------------------------------------------------------------
                             DESCRIPTION                                        UNIT PRICE/(POUND)
                             -------------------------------------------------------------------------
                             2002 COAX CABLE (METRES)
                             -------------------------------------------
                             23" MOUNTING BRACKET
                             -------------------------------------------
                             3M ANTI STATIC CORD
                             -------------------------------------------
                             3M ANTI STATIC WRIST STRAP
                             -------------------------------------------
                             3M 715E ESD TEST UNIT
                             -------------------------------------------
                             VDU FALCO 20MACL
                             -------------------------------------------
                             DEC LA120-DA PRINTER 240V
                             -------------------------------------------
       [CONFIDENTIAL         DEC LA120-DA CURRENT LOOP                          [CONFIDENTIAL
                             -------------------------------------------
                             PLANTRONICS HEADSET (ACD)
                             -------------------------------------------
          PORTION            RACAL MPS1222 MODEM                                   PORTION
                             -------------------------------------------
                             RACAL MODEM S/A 9.6/19.2BD
                             -------------------------------------------
          OMITTED]           RACAL MODEM SHELF + PSU                              OMITTED]
                             -------------------------------------------

                             -------------------------------------------

                             -------------------------------------------
                             ATTENDANT CONSOLE
                             -------------------------------------------
                             ACD PHONE
                             -------------------------------------------
                             M5209 PHONE
                             -------------------------------------------
                             M5312 PHONE
                             -------------------------------------------
                             M518 PHONE
                             -------------------------------------------
                             M5212 PHONE
                             -------------------------------------------
                             POWER SUPPLY
                             -------------------------------------------
                             T ADAPTER
                             -------------------------------------------
                             LINE CORD
                             -------------------------------------------
                             WARNING LABEL FOR T ADAPTER
                             -------------------------------------------

                             -------------------------------------------
------------------------------------------------------------------------------------------------------
                 * ALL PHONES SUPPLIED WITH UK POWER SUPPLY, LINE CORD AND T ADAPTER
------------------------------------------------------------------------------------------------------


EXHIBIT C         APPENDIX IV

DATED 1 MARCH 1993

BETWEEN TELEWEST GROUP AND NORTHERN TELECOM

CIV-1    TYPICAL DELIVERY SEQUENCE

This Appendix 5 of the Agreement contains Supplier's recommended sequence for scheduling:

O          ORDER

THE CUSTOMER SHALL SUBMIT AN ORDER FOR A SWITCH STATING NUMBER OF LINES, ACCEPTANCE DATE AND ANY OTHER PERTINENT INFORMATION.

Order acceptance will be within 15 working days of receiving the Customers Order subject to mutual agreement.

O          CI - H/W ENGINEERING

In this period switch size, configuration and site specific floor plans must be agreed between the Customer and Supplier.

Responsibilities, layouts and requirements for items such as DDF, MDF Power and Air Conditioning, based on the Customers input, must also be agreed.

O          PROJECT PLANNING

BASED ON THE GENERIC PLAN, SUPPLIER AND THE CUSTOMER MUST PLACE EXACT DATES AGAINST THE ACTIVITIES / MILESTONES SHOWN IN THE PLAN.

O          FLOOR PLAN AGREED

THE SITE SPECIFIC FLOOR PLAN MUST BE AGREED AND SIGNED BY BOTH SUPPLIER AND THE CUSTOMER.

O          PRICING

TO ALLOW AN ORDER TO BE PLACED, THE SPECIFIC PRODUCT/SOFTWARE CONFIGURATION AGREED ON, AND ANY OPTIONS REQUIRED BY THE CUSTOMER, MUST BE PRICED BY SUPPLIER.

O          CHANGE ORDER

The Customer will raise a change order to reflect any alterations to the initial order following CI meetings and the pricing provided by the supplier.

O          SPEC WRITING

Switch specification writing, carried out by Supplier, against Product configuration agreed prior to placement of order.

O          MANUFACTURE

Manufacture of SWITCH by Supplier to agreed specification.

O          ACCEPTANCE TEST PLAN AGREED

By this date Supplier and The Customer will have an agreed Acceptance Test Plan, tailored to fit into the time allowed in the implementation plan for Acceptance Testing.

O          CI - DATAFILL

Datafill CI Meeting held between Supplier and Customer engineers will discuss requirements for all routing and in service datafill. It is likely that this will be followed by a period of time in which the Customer will need to consolidate their requirements. This must be completed by the "Line & Trunk Input Complete" date to allow Supplier to prepare the switch databuild.

O          LINE & TRUNK INPUT COMPLETE

By this date the Customer must provide all necessary input required for the In-service switch databuild.

O          S/W LOADBUILD & H/W DATAFILL COMPLETE

Software load production with all Product tables completed for Supplier commissioning.

O          SHIP

SWITCH equipment shipped from the manufacturing plant in Canada to the UK.

O          ROOM READY / DC POWER AVAILABLE

By this date the Customer must have the switch site ready for the SWITCH installation. The following items must be completed:

    ALL BUILDING WORKS                      Site must be clean and clear of all
                                            building waste.

    FLOORING                                Includes sealing of base floor and
                                            the provision of false floor.

    DECORATION                              All walls and ceilings must be
                                            complete.

    POWER                                   240V ac mains and Lighting in all
                                            working areas.

    AIR CONDITIONING                        The AC system must be fully
                                            operational.

    FIRE PREVENTION SYSTEM                  Must be fully operational.

    SECURE STORAGE SPACE A lockable storage area must be made available to Supplier for storage of equipment and tools.

    FACILITIES FOR SUPPLIER STAFF           Office or desk space, canteen
                                            facilities, wc, phone and fax etc.

    DC POWER Switch power should be fully commissioned and available such that no power "shut downs" or interruptions are required during the Installation & Commissioning interval.

    BUILDING EARTH POINT                    A suitable earth point should be
                                            provided in the equipment room.

O          PRE-INSTALLATION SITE VISITS

Joint site visits, Supplier and Customer, will be held prior to delivery to confirm site readiness. All items listed under "Room Ready/DC Power Available" above will be checked. In addition the following items must also be in place:

    ACCESS                                  Suitable access, ramps, hoists,
                                            etc., for delivery of equipment.

    ACCESS Requirements for Supplier and Supplier's sub-contractor personnel, i.e., building passes, security procedures etc.

    HR PROCEDURES Customer to provide details of regulations concerning eating, drinking, smoking, first aid, car parking, etc., on that particular site.

    FIRE PROCEDURE                          Customer to provide details of fire
                                            escapes/exits and procedures.

    ELECTRICAL CERTIFICATION                Customer to provide copy of
                                            certification of electrical
                                            supplies.

    COSHH                                   Customer to provide list of all
                                            chemical substances held on site.

O          DELIVERY

Supplier to deliver SWITCH equipment to site.

O          INSTALLATION / COMMISSIONING

During these activities the Supplier will require twenty-four hour / seven day-per-week access to the switch room. The Supplier will follow standard IM 925/931 Supplier Installation and Commissioning procedures for these activities.

The Customer will be required to "sign-off" each test procedure on its completion. It is therefore necessary that the Customer's Clerk Of Works, with authority to "sign-off" the test procedures, be available on site at all times.

O          PRE - IN SERVICE TESTS

Final checks by Supplier TAS Department to ensure the Switch is ready for service.

O        IN SERVICE DATABUILD APPLIED TO SWITCH

All trunking and lines datafill, previously agreed with the customer, is now applied to the switch.

O        ACCEPTANCE TESTS

Specific testing to an agreed schedule as agreed with the customer in advance. These tests may be carried out by Supplier Engineers and observed by the Customers Engineers , or vice versa

O        INTERCONNECT TESTS

Supplier can assist with all technical aspects of the Interconnect testing with either BT or MCL.

It is assumed that, due to the required time scales, initial interconnect will be with MCL, and that the Customer will negotiate simplified but aggressive schedules - not to exceed ten working days - with MCL to achieve the time scales of the overall plan.

It is recognised by the Customer that if interconnect to BT is required, then testing will be outside of the agreed twenty week plan.

The Customer must take responsibility for agreeing suitable test slots with the Interconnect Partner and agreeing a schedule of tests that will not impact the RFS date for the switch. The Customer must also undertake to manage the day to day activities of the Interconnect Partner during the testing phase and to take responsibility for any delays caused by the Interconnect partner.

O          RFS

SWITCH 100 Switch Ready For Service.

CIV-2    NT -- TELEWEST DMS 100 GENERIC PLAN



                                [GRAPHIC OMITTED]





   THE OMITTED GRAPHIC IS A GENERIC TIMETABLE SUMMARIZING WHAT IS OUTLINED IN
                 GREATER DETAIL IN EXHIBIT C, APPENDIX IV ABOVE.

[THIS PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT D         NETWORK OPERATION SUPPORT SYSTEM PURCHASES

This Exhibit D is attached to and made part of that certain General Purchase Agreement dated 1 March 1993 ("Agreement"), by and between TeleWest Communications Group Limited ("Customer") and Northern Telecom Europe Limited ("Supplier").

                                    RECITALS

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1992, (the "RFP") to Supplier which included portions that solicited a proposal for Network Operation Support Systems (NOS Systems);

WHEREAS, Supplier responded to Customer's RFP by submitting its Proposal and supporting documents which offered to provide Network Operations Support systems comprised of Products, Software and Services dated 4 January 1993 ("Proposal");

NOW, THEREFORE, in consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

D1       SCOPE

  D1.1 This Exhibit D to the Agreement sets forth the intent of Customer and Supplier for the procurement of a NOS System. The parties agree to mutually develop definitions of a comprehensive NOS System, by 30 March, 1993. Customer agrees to purchase and Supplier agrees to provide Product(s), Software and Services as derived in the final NOS System definition. This Exhibit D shall govern the procurement of the NOS Systems.

  D1.2 Clauses D4.0 to D8.0 inclusive provide the initial definition of the NOS System required by Customer. Clause D9.0 provides the initial pricing and configuration parameters issued by the Supplier to subcontractors ("Vendor Item") who may wish to provide Product(s), Software and Services for the NOS Systems.

  D1.3 Where any term and/or condition found elsewhere under this Agreement conflicts with this Exhibit D, the terms and conditions of this Exhibit D shall prevail.

D2       DEFINITIONS

  D2.1 In addition to the definitions set forth elsewhere in the Agreement, when used in this Exhibit D the capitalised terms set forth herein shall have the meaning so indicated.

  D2.2 "Change Order" means written requests for changes issued by Customer to Supplier regarding changes to the Specifications, requirements and criteria.

  D2.3 "Customer" means TeleWest Communications Group Limited.

  D2.4 "List Price" means Supplier's published price for Products, Software and Services.

  D2.5 "Modifications" means design, program, test and implementation modifications and changes to the Specifications and Customer's criteria as set forth by Customer's Change Order(s).

  D2.6 "Vendor Item" means Product(s) procured by Supplier from other suppliers, which are provided as part of the Order.

D3       SUPPLIER'S OFFER

  D3.1 Supplier's Proposal and subsequent correspondence are included under Appendix 1, attached hereto and by this reference incorporated into this Exhibit D of the Agreement. The representations made by Supplier in its Proposal as modified and/or supplemented in the subsequent correspondence unless otherwise modified or deleted under this Exhibit D shall be binding upon Supplier for NOS Orders. However, only the terms, conditions and/or requirements stated under this Agreement and this Exhibit D shall be considered binding on Customer.

D4       IMPLEMENTATION SCHEDULE

  D4.1 Supplier agrees to provide the Systems to Customer in accordance with an Implementation Schedule ("Implementation Schedule") which shall be mutually upon not later than 31 March 1993. The Implementation Schedule will include:

       D4.1.1        Component and aggregate NOS price;

       D4.1.2        A schedule for initial integration testing with Customer's
                     Switches;

       D4.1.3 A schedule for final integration testing with Customer's Switches and other systems.

       Unless specifically agreed in writing in no case shall the Implementation Schedule dates change from those agreed upon between the parties. The Implementation Schedule may be adjusted for mutually agreed upon delays.

D5       NOS SYSTEM INTEGRATION

  D5.1 Supplier agrees to act as the full NOS Systems integrator for the systems provided by the Supplier as well as those specified under Clause D9.3.

D6       SWITCH MONITORING ANALYSIS SYSTEM DESCRIPTION

D6.1     CUSTOMER REQUIREMENTS

               Customer will use the switching NOS ("Switching NOS") described under this Clause to monitor and respond to network element irregularities, alarms and trouble conditions. The Switching NOS must:

       D.6.1.1 Operate on a real time basis, be able to collect, store, display alarms and manipulate large quantities of network element logging data. Such Switching NOS must also provide real time analysis and batch analysis of switch path and common control equipment failures for all switches;

       D.6.1.2 Make the logging data collected from network elements available on-line [CONFIDENTIAL PORTION OMITTED] Archiving the log data to tape and restoring to on-line from tape should be available at the user's request;

       D.6.1.3 Eliminate as much manual interpretation of events and alarms as possible. This should be done by employing user definable processes to do additional testing or to hand off for human intervention. It should create a trouble ticket when a threshold has been passed or a combination of events has occurred.

D6.2     SWITCHING NOS INTERFACE TO USERS

   Supplier agrees to provide a Switch NOS that will include graphic display on the user's workstation giving office data for which the individual is responsible including:

       D6.2.1        [CONFIDENTIAL PORTION OMITTED]

       D6.2.2        [CONFIDENTIAL PORTION OMITTED]

       D6.2.3        [CONFIDENTIAL PORTION OMITTED]

D6.3     SWITCHING NOS FLEXIBILITY

   [CONFIDENTIAL PORTION OMITTED]

D6.4     SWITCHING NOS OPERATIONS AND MAINTENANCE

   Supplier will design the Switch NOS so that a minimal level of human resources will be required for its maintenance, operation and system requirement.

D6.5     SWITCHING NOS FAULT TOLERANCE

       D6.5.1 Due to the nature and function of the Switch NOS, the main computer processors provided by Supplier will be fault tolerant (A system which will continue uninterrupted to perform its normal function even in the event of a failure of a component, such as a memory board, disk controller or disk). The Switch NOS should have redundant components to avoid total system downtime (This is not intended to dictate a 'Non-stop' computer platform architecture, but the platform must have demonstrable high reliability and availability).

       D6.5.2 The Switch NOS will have a minimum of downtime and will continue functioning during backup and software upgrades. Component replacement must be possible without taking the system down.

       D6.5.3 Switch NOS availability on-line will be a minimum of 99.9% during any twelve month period including scheduled downtime for backups and Software upgrades as well as all unscheduled downtime.

D6.6     SWITCHING NOS INTERFACE STANDARDS

   All interfaces utilised in the system will have an open published architecture.

D6.7     SWITCHING NOS RECOVERY PLAN

       D6.7.1 The supplier will provide a detailed plan for recovery in the event a processor, controller, peripheral device or system power becomes unavailable due to equipment failure.

       D6.7.2 The supplier will provide a detailed plan for recovery from a total disaster (i.e. fire, flood). This will make recommendations and include data to be stored off premise, emergency contacts, approximate time for Product and baseline software to be available and a list of items to be recovered manually instead of through backup data.

D6.8     SWITCHING NOS COMMUNICATION BREAKDOWN

       D6.8.1 In the event that a Switching NOS is unable to communicate with any or all switches [CONFIDENTIAL PORTION OMITTED] a critical alarm will be displayed plus an audible alarm in the centre.

       D6.8.2 The Switching NOS will have the ability to detect the absence of message from a network element. It should then begin a "testing" process to determine as best as it can the nature of the loss of contact.

       D6.8.3 Failure of any individual external device will not affect the ability of the Switch NOS to communicate with other devices.

D6.9     SWITCHING NOS OVERLOAD HANDLING

   The Switching NOS will be designed to minimise degradation of response times, even during periods of high system volume. Procedures and options will be specified when the Switching NOS runs into an overload condition, such as excessive messages coming in, lack of disk storage space, too many users competing for the same process etc. The procedures will include priorities for each job, file, message etc. The Switching NOS administrator should be allowed to alter these priorities if necessary to make the system run more efficiently.

D6.10    SWITCHING NOS TROUBLE TICKET ADMINISTRATION

   [CONFIDENTIAL PORTION OMITTED]

D6.11    SWITCHING NOS PERFORMANCE MEASUREMENT

           D6.11.1 The Switching NOS will have the ability to store and manipulate performance measurement data provided by each switch. The measurement will be independent of switch type or manufacturer.

           D6.11.2 Measurement data will automatically be transferred to a workstation so that index computation may be performed and reports developed.

           D6.11.3 The supplier will detail all switch performance measurement provided by the Switching NOS.

D6.12    SWITCHING NOS ON-LINE HELP/DOCUMENTATION

   The Switching NOS should provide context sensitive help from any screen. Users will be able to tailor help data to include their own notes.

D6.13    SWITCHING NOS ON-LINE SYSTEM SECURITY

       D6.13.1 The Switching NOS will give the system administrator full control of which network elements and which processes each user and each user terminal can access. The highest level of access control must be provided.

       D6.13.2 Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system upon loss of carrier or inactivity on a terminal for a user definable period of time should be provided.

D6.14 ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) [CONFIDENTIAL PORTION OMITTED]

D7       TRAFFIC DATA COLLECTION DESCRIPTION

A data collection NOS will be used by Network Operations Centre switching engineers to review the traffic patterns and administrative data. The system must operate on a real time basis, along with batch analysis capabilities and be able to collect, store and format large quantities of data into user friendly format.

D7.1     INTERFACE TO USERS

       D7.1.1 A workstation providing switch data with the capabilities of easily manipulating and formatting data is required. A printer is also a requirement.

       D7.1.2 Data needed for determining busy hour, busy season and capabilities for each switch component must be captured. Data must be available on-line [CONFIDENTIAL PORTION OMITTED] Archiving the data to tape and restoring to on-line from tape should be available at the user's request.

D7.2     OPERATION AND MAINTENANCE

   The system should be designed so a minimal level of manpower will be required for maintenance, operation and system integrity.

D7.3     INTERFACE STANDARDS

   All interfaces utilised in the system must have an open published architecture.

D7.4     RECOVERY PLAN

   The supplier will provide a detailed plan for recovery from a total disaster (i.e. fire, flood). This should include data to be stored off premise, emergency contacts, approximate time for Product and baseline software to be available and a list of items which need to be recovered manually instead of through backup data.

D7.5     PERFORMANCE MEASUREMENT

       D7.5.1 The system must have the ability to store and manipulate switch component data plus traffic measurements (Usage, peg count, overflow, % capacity).

       D7.5.2 Formatting of measurement data onto necessary reports should be flexible and dependent upon user's needs.

       D7.5.3 The supplier should detail all measurement data available by the system.

D7.6     ON-LINE HELP/DOCUMENTATION

   The system should provide context sensitive help from any screen. Users should be able to tailor help data to include their own notes.

D7.7     SYSTEM SECURITY

   Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system should be provided.

D7.8 ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) [CONFIDENTIAL PORTION OMITTED]

D8       SERVICE ORDER PROCESSING SYSTEM DESCRIPTION

A Service Order Processing system is required to provide, at the NOC, a centralised, remote, real-time [CONFIDENTIAL PORTION OMITTED] The system shall have the potential for expansion to accommodate additional switches [CONFIDENTIAL PORTION OMITTED], other network elements and other suppliers products by either or both Product and software upgrade.

D8.1     INTERFACE TO OTHER ASSOCIATED SYSTEMS

   [CONFIDENTIAL PORTION OMITTED]

D8.2     OPERATION AND MAINTENANCE

   The system should be designed so a minimal level of manpower will be required for maintenance, operation and system integrity.

D8.3     INTERFACE STANDARDS

   All interfaces utilised in the system must have an open published architecture.

D8.4     RECOVERY PLAN

   The supplier will provide a detailed plan for recovery from a total disaster (i.e. fire, flood). This should include data to be stored off premise, emergency contacts, approximate time for Product and baseline software to be available and a list of items which need to be recovered manually instead of through backup data.

D8.5     PERFORMANCE MEASUREMENT

       D8.5.1 The supplier should detail all measurement data available by the system.

       D8.5.2 Formatting of such measurement data onto necessary reports should be flexible and dependent upon user's needs.

D8.6     SYSTEM SECURITY

   Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system should be provided.

D8.7      ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) [CONFIDENTIAL PORTION OMITTED]

D9 INTERCONNECT (ACCESS) BILLING SYSTEM (INCLUDING BILLING DATA COLLECTION AND DISTRIBUTION)

An Interconnect Billing system will be used to capture AMA data from all Switches through a polled electronic data interface. [CONFIDENTIAL PORTION OMITTED]. The Interconnect Billing data must be archived to support reconciliation when necessary.

D9.1     INTERFACE TO OTHER ASSOCIATED SYSTEMS

   [CONFIDENTIAL PORTION OMITTED]

D9.2     OPERATION AND MAINTENANCE

   The system should be designed so a minimal level of manpower will be required for maintenance, operation and system integrity.

D9.3     INTERFACE STANDARDS

   All interfaces utilised in the system must have an open published architecture.

D9.4     RECOVERY PLAN

   The supplier will provide a detailed plan for recovery from a total disaster (i.e. fire, flood). This should include data to be stored off premise, emergency contacts, approximate time for Product and baseline software to be available and a list of items which need to be recovered manually instead of through backup data.

D9.5     PERFORMANCE MEASUREMENT

       D9.5.1 The supplier should detail all measurement data available by the system.

       D9.5.2 Formatting of such measurement data onto necessary reports should be flexible and dependent upon user's needs.

D9.6     SYSTEM SECURITY

   Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system should be provided.

D9.7 ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) and [CONFIDENTIAL PORTION OMITTED]

D10      SUMMARY OF NOC SYSTEMS

D10.1    NOC OPERATIONAL SUPPORT SYSTEMS


--------------------------------------------------------------------------------------------------------------
SWITCH MONITORING ANALYSIS  TRAFFIC DATA COLLECTION    INTERCONNECT (ACCESS)       SUBSCRIBER BILLING
                                                       BILLING
--------------------------------------------------------------------------------------------------------------



                         [CONFIDENTIAL PORTION OMITTED]



--------------------------------------------------------------------------------------------------------------


D10.2    [CONFIDENTIAL PORTION OMITTED]

D11      PRICE ASSUMPTIONS

D11.1    TELEWEST OS SYSTEM ASSUMPTIONS

   Maximum Prices, as quoted for the NOC Operations Support Systems, have been obtained and estimated against the architectural and capacity assumptions documented below

D11.2    INTRODUCTION

       D11.2.1       [CONFIDENTIAL PORTION OMITTED]

       D11.2.2       [CONFIDENTIAL PORTION OMITTED]

       D11.2.3 Any areas of non-compliance must be explicitly stated and an alternative proposal or timed plan to achieve compliance shall be provided.

D11.3    ASSUMPTIONS

       D11.3.1       ARCHITECTURE (INITIAL DEPLOYMENT)

       [CONFIDENTIAL PORTION OMITTED]

       D11.3.2       BILLING ISSUES

       [CONFIDENTIAL PORTION OMITTED]

       D11.3.3       SERVICE ORDER ISSUES

       [CONFIDENTIAL PORTION OMITTED]

D11.4    REFERENCES

   All these referenced documents have DRAFT, UNCONTROLLED status and may be subject to change.

  D11.4.1      [CONFIDENTIAL PORTION OMITTED]

  D11.4.2      [CONFIDENTIAL PORTION OMITTED]

  D11.4.3      [CONFIDENTIAL PORTION OMITTED]


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
EXHIBIT D         APPENDIX I

DI-1       NOS PURCHASES, PRICING
DI-1.1   Unit Prices Valid until 31 March 1993

DI-1     INTERNATIONAL COMPUTERS LIMITED (ICL)

   DI-2.1.        INTRODUCTIONS AND REFERENCES

DI-2.1.1 INTRODUCTION

         A meeting was held between TeleWest, Northern Telecom Europe and ICL on 19 February 1993, so that a better understanding of TeleWest's requirements for a Mediation System (Data collector) could be discussed and recorded by ICL. The resulting document would form the basis for a budgetary proposal, followed by a more detailed costed proposal.

DI-2.1.2 PARTICIPANTS

         Northern Telecom are acting as the Prime Contractors for TeleWest in the selection of the various sub-contracted elements of work.

         This meeting followed an earlier meeting on 11/02/93, where some of the basics were discussed and was the source of some of the following information on the requirements.

DI-2.1.3 TELEWEST BUSINESS POSITION

         TeleWest have 9 Cable Franchisees, who currently operate over the Mercury network. [CONFIDENTIAL PORTION OMITTED]

         TeleWest have a first switch go-live on 15 August 1993.

DI- 2.2  STATEMENT OF REQUIREMENTS

DI-2.2.1 TIMESCALES

                  First switch go-live August 1993

                  Start Interim contracts between NTE and TW frame agreement forecast at mid March. Contract to successful supplier also mid March (deduced from statements).

DI-2.2.2 SCALE

         Nine (9) NTE DMS switches (separate franchisees) Geographically distributed throughout the UK. Using Mercury network currently. [CONFIDENTIAL PORTION OMITTED]
         Customers are currently billed from the SMS monthly.

DI-2.2.3.         VOLUMES

         [CONFIDENTIAL PORTION OMITTED]

         Outputs:          [CONFIDENTIAL PORTION OMITTED]

         Input volumes:

         [CONFIDENTIAL PORTION OMITTED]


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
         Output volumes:

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.4.        POLLING WINDOWS

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.5.        INPUT COMMUNICATIONS

         [CONFIDENTIAL PORTION OMITTED]

         The AMA records to be produced by the switch, FOR TELEWEST, have only been loosely defined by examples. [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.6.        OUTPUT COMMUNICATIONS

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.7.        TRANSFORMATION

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.8         RATING/TARIFFS

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.9.        RESILIENCE

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.10.       ENQUIRY

         No Enquiry facility is required.

DI- 2.2.11.       ALARMS

               Audible alarm suggested to support screen alarm state. (possibility of connection into the [CONFIDENTIAL PORTION OMITTED] alarm system)


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
DI- 2.2.12.       ERROR CORRECTION

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.13.       MMI

         Required.  Screens to be standard.
         Interested in GUI as an option.

DI- 2.2.14.       REPORTS

         Reports assumed to be required, standard status formats

DI- 2.2.15.       AUDIT

         Suggested as required by OFTEL.

DI- 2.2.16.       DISASTER STAND-BY

         [CONFIDENTIAL PORTION OMITTED]

DI- 2.2.17.       SUMMARY DIAGRAM

         [CONFIDENTIAL PORTION OMITTED]

DI-2.3   KEY ASSUMPTIONS

         [CONFIDENTIAL PORTION OMITTED]

DI-2.4   MAXIMUM BUDGETARY PRICE

         Application Product Licence

         Application Royalty

         System Software

         Hardware

         Validation & Test

         Documentation

         Training

         Project Management

         Bespoke Development

         Three Years Warranty

         Total Price for items above             [CONFIDENTIAL PORTION OMITTED]

DI- 2.5  [CONFIDENTIAL PORTION OMITTED] COPYRIGHT

The information contained in this Clause DI- 2 is the copyright of [CONFIDENTIAL PORTION OMITTED] is issued in confidence only for the purpose for which it is supplied. It must not be reproduced, in whole or in part, or used for tendering or manufacturing purposes except under an agreement or with the consent in writing of [CONFIDENTIAL PORTION OMITTED] and then on the condition that this note be included in such reproduction.

DI-3     INTENTIONALLY LEFT BLANK

DI-4     INTELICOM SYSTEM

DI-4.1   INTERCONNECT ACCOUNTING

     Item                  Description                             Price

     DI-4.1.1                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.1.2                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.1.3                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.1.4                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.1.5                                  [CONFIDENTIAL PORTION OMITTED]

                                                               --------------

                           TOTAL                  [CONFIDENTIAL PORTION OMITTED]

DI-4.2   NETWORK PROVISIONING

     Item                  Description                                   Price

     DI-4.2.1                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.2                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.3                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.4                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.5                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.6                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.7                                  [CONFIDENTIAL PORTION OMITTED]

     DI-4.2.8                                  [CONFIDENTIAL PORTION OMITTED]

                           TOTAL                 [CONFIDENTIAL PORTION OMITTED]

                                                                  ------------

DI-4.3   INTRODUCTION

   Based on your request for proposal [CONFIDENTIAL PORTION OMITTED] is pleased to provide a response that addresses both the interconnect accounting and network provisioning components as described in the [CONFIDENTIAL PORTION OMITTED] This response outlines general system requirements pertaining to each of the proposed components, along with budgetary maximum pricing.

   Firm pricing can be supplied after a Detailed Functional Requirements document has been produced. This document, a key part of system definition, will act as the impetus for system functionality and firm pricing.

   [CONFIDENTIAL PORTION OMITTED]

DI-4.4   OVERVIEW

   The overview for each of the system components, interconnect accounting and network provisioning, are defined separately in this section.
   [CONFIDENTIAL PORTION OMITTED]

DI-4.4.1 INTERCONNECT ACCOUNTING

       [CONFIDENTIAL PORTION OMITTED]

DI-4.4.2 NETWORK PROVISIONING

       [CONFIDENTIAL PORTION OMITTED]

DI-4.5   QUALIFICATIONS

   [CONFIDENTIAL PORTION OMITTED]

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
DI-4.6   SERVICES

   [CONFIDENTIAL PORTION OMITTED]

DI-4.7   ASSUMPTIONS

  [CONFIDENTIAL PORTION OMITTED]

DI-4.8   PRICING

   [CONFIDENTIAL PORTION OMITTED]

DI-5     PRISM SYSTEMS

DESCRIPTION OF OFFER:               [CONFIDENTIAL PORTION OMITTED]

DELIVERY DATE:                      August 1993, [CONFIDENTIAL PORTION OMITTED]

DELIVERY POINT:                     FOB United Kingdom.

CURRENCY:                           GBP Sterling.

TAXES AND DUTIES:                   All in country taxes and duties excluded.

TERMS:                              [CONFIDENTIAL PORTION OMITTED]

VALIDITY:                           60 days.

ITEM NO.        DESCRIPTION                             QUANTITY          TOTAL

DI-5.1                                      [CONFIDENTIAL PORTION OMITTED]

DI-5.2                                      [CONFIDENTIAL PORTION OMITTED]

DI-5.3                                      [CONFIDENTIAL PORTION OMITTED]

DI-5.4                                      [CONFIDENTIAL PORTION OMITTED]

DI-5.5                                      [CONFIDENTIAL PORTION OMITTED]

DI-5.6                                      [CONFIDENTIAL PORTION OMITTED]

DI-6     TELEWEST NETWORK SUPPORT SYSTEMS.

Northern Telecom shall undertake the role of [CONFIDENTIAL PORTION OMITTED]

The general scope of the network OA&M functionality and facilities to be implemented under this agreement shall be limited to the four functions identified as follows:

DI-6.1   SWITCH MONITORING AND ANALYSIS SYSTEM

   [CONFIDENTIAL PORTION OMITTED]

DI-6.2   TRAFFIC DATA COLLECTION SYSTEM

   [CONFIDENTIAL PORTION OMITTED]


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
DI-6.3   SERVICE ORDER PROCESSING SYSTEM

   [CONFIDENTIAL PORTION OMITTED]

DI-6.4   INTERCONNECT (ACCESS) BILLING

DI-7     SWITCHING SYSTEM DESCRIPTION

[CONFIDENTIAL PORTION OMITTED]

DI-7.1   INTERFACE TO USERS

   [CONFIDENTIAL PORTION OMITTED]

DI-7.2   FLEXIBILITY

   [CONFIDENTIAL PORTION OMITTED]

DI-7.3   OPERATIONS AND MAINTENANCE

   The system should be designed so that a minimal level of manpower will be required for its maintenance, operation and system requirement.

DI-7.4   FAULT TOLERANCE

   [CONFIDENTIAL PORTION OMITTED]

   This is a high priority system demanding absolute minimum downtime. Availability on-line must be a minimum of 99.9% including scheduled downtime for backups and software upgrades as well as all unscheduled downtime.

DI-7.5   INTERFACE STANDARDS

   All interfaces utilised in the system must have an open published architecture.

DI-7.6   RECOVERY PLAN

   The supplier must provide a detailed plan for recovery in the event a processor, controller, peripheral device or system power becomes unavailable due to equipment failure.

   The supplier must provide a detailed plan for recovery from a total disaster (i..e.,.fire, flood). This should include data to be stored off premise, emergency contacts, approximate time for hardware and baseline software to be available and a list of items to be recovered manually instead of through backup data.

DI-7.7   COMMUNICATION BREAKDOWN

   In the event that a system is unable to communicate with any or all switches [CONFIDENTIAL PORTION OMITTED] a critical alarm must be displayed plus an audible alarm in the centre.

   The system must have the ability to detect the absence of message from a network element. It should then begin a "testing" process to determine as best as it can the nature of the loss of contact.

   Failure of any individual external device must not affect the ability of the system to communicate with other devices.


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
DI-7.8   OVERLOAD HANDLING

   The system must be designed to minimise degradation of response times, even during periods of high system volume. Procedures and options must be specified when the system runs into an overload condition, such as excessive messages coming in, lack of disk storage space, too many users competing for the same process etc. The procedures must include priorities for each job, file, message etc. The system administrator should be allowed to alter these priorities if necessary to make the system run more efficiently.

DI-7.9   TROUBLE TICKET ADMINISTRATION

   [CONFIDENTIAL PORTION OMITTED]

DI-7.10  PERFORMANCE MEASUREMENT

   The system must have the ability to store and manipulate performance measurement data provided by each switch. The measurement must be independent of switch type or manufacturer.

   Measurement data should automatically be transferred to a workstation so that index computation may be performed and reports developed.

   The supplier should detail all switch performance measurement provided by the system.

DI-7.11  ON-LINE HELP/DOCUMENTATION

   The system should provide context sensitive help from any screen. Users should be able to tailor help data to include their own notes.

DI-7.12  SYSTEM SECURITY

   The system must give the system administrator full control of which network elements and which processes each user and each user terminal can access. The highest level of access control must be provided. Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system upon loss of carrier or inactivity on a terminal for a user definable period of time should be provided.

DI-7.13 ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) [CONFIDENTIAL PORTION OMITTED]

DI-8     TRAFFIC DATA COLLECTION DESCRIPTION

A data collection NOS will be used by centre switching engineers to review the traffic patterns and administrative data. The system must operate on a real time basis, along with batch analysis capabilities and be able to collect, store and format large quantities of data into user friendly format.

DI-8.1   INTERFACE TO USERS

   A workstation providing switch data with the capabilities of easily manipulating and formatting data is required. A printer is also a requirement.

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
   Data needed for determining busy hour, busy season and capabilities for each switch component must be captured. Data must be available on-line for [CONFIDENTIAL PORTION OMITTED] Archiving the data to tape and restoring to on-line from tape should be available at the user's request.

DI-8.2   OPERATION AND MAINTENANCE

   The system should be designed so a minimal level of manpower will be required for maintenance, operation and system integrity.

DI-8.3   INTERFACE STANDARDS

   All interfaces utilised in the system must have an open published architecture.

DI-8.4   RECOVERY PLAN

   The supplier must provide a detailed plan for recovery from a total disaster (i.e. fire, flood). This should include data to be stored off premise, emergency contacts, approximate time for hardware and baseline software to be available and a list of items which need to be recovered manually instead of through backup data.

DI-8.5   PERFORMANCE MEASUREMENT

   The system must have the ability to store and manipulate switch component data plus traffic measurements (Usage, peg count, overflow, % capacity).

   Formatting of measurement data onto necessary reports should be flexible and dependent upon user's needs.

   The supplier should detail all measurement data available by the system.

DI-8.6   ON-LINE HELP/DOCUMENTATION

   The system should provide context sensitive help from any screen. Users should be able to tailor help data to include their own notes.

DI-8.7   SYSTEM SECURITY

   Log-on/password levels of security with password ageing should be provided. All log-ons are required to have passwords. Automatic terminal log-off from the system should be provided.

DI-8.8 ADDITIONAL ITEMS WHICH NEED TO BE PROVIDED ARE:

   Training; (user and system administrator); documentation; spare parts requirements; tools, test sets and maintenance supplies list; preventive maintenance intervals (after warranty) [CONFIDENTIAL PORTION OMITTED]

DI-9     NOC OPERATIONAL SUPPORT SYSTEMS

-----------------------------------------------------------------------------------------------------
    SWITCH MONITORING     TRAFFIC DATA COLLECTION   INTERCONNECT (ACCESS)      SUBSCRIBER BILLING
        ANALYSIS                                           BILLING
-----------------------------------------------------------------------------------------------------

                                   [CONFIDENTIAL PORTION OMITTED]



-----------------------------------------------------------------------------------------------------

EXHIBIT E         FINANCING

This Exhibit E is attached to and made part of that certain General Purchase Agreement dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

This Exhibit E to the General Purchase Agreement consists of the following documents:

Letter The following appendices are modified as set forth in the letter dated 1st March 1993 from J E Bishop to Tina A Wright.

Appendix 1     Maximum Aggregate Purchases under GPA that may be financed under
               Lease Purchase Agreement

Appendix 2     Form of Lease Purchase Agreement for TeleWest Controlled
               Partnerships

Appendix 3     Form of Lease Purchase Agreement for Windsor Television Limited

Appendix 4     Form of Lease Purchase Agreement for Cable London plc and
               Birmingham Cable Limited.







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